As filed with the Securities and Exchange Commission on November 26, 2001

                                             1933 Act Registration No. 33-36324
                                             1940 Act Registration No. 811-6153

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

        Pre-Effective Amendment No.  --------                     [ ]
        Post-Effective Amendment No. 45                           [X]

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

       Amendment No. 47

Ranson Managed Portfolios
       (Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota  58703
       (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (701) 852-5292


Robert E. Walstad
President
Ranson Managed Portfolios
1 North Main
Minot, ND 58703
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
      [X] immediately upon filing pursuant to paragraph (b)
      [ ] on (date) pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

    The Facing Sheet

    Part A-Prospectus for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund (the "Funds")

    Part B-Statement of Additional Information for the Funds

    Part C-Other Information

    Signatures

    Exhibits

    Explanatory Note: This Registration Statement contains the Prospectus and Statement of Additional Information for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund, each a series of the Ranson Managed Portfolios, a registered investment company.


                                                             November 30, 2001
RANSON
MANAGED PORTFOLIOS
[Logo]


                       THE KANSAS MUNICIPAL FUND
                  THE KANSAS INSURED INTERMEDIATE FUND
                      THE NEBRASKA MUNICIPAL FUND
                      THE OKLAHOMA MUNICIPAL FUND

PROSPECTUS
-----------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether one of the Ranson Managed Portfolios listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Ranson Managed Portfolios can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                              TABLE OF CONTENTS
                                                                 PAGE
The Kansas Municipal Fund........................................  3
      Fund Summary...............................................  3
      How the Fund Has Performed.................................  4
      What Are the Fund's Expenses? .............................  5
The Kansas Insured Intermediate Fund.............................  7
      Fund Summary...............................................  7
      How the Fund Has Performed.................................  8
      What Are the Fund's Expenses? .............................  9
The Nebraska Municipal Fund...................................... 11
      Fund Summary............................................... 11
      How the Fund Has Performed................................. 12
      What Are the Fund's Expenses? ............................. 13
The Oklahoma Municipal Fund...................................... 15
      Fund Summary............................................... 15
      How the Fund Has Performed................................. 16
      What Are the Fund's Expenses? ............................. 17
Fund Management.................................................. 19
Principal Investment Strategies ................................. 20
How We Select Investments........................................ 22
Risk Management.................................................. 22
Non-Principal Investment Strategies.............................. 23
Principal Risk Factors........................................... 23
The Shares We Offer.............................................. 24
How To Reduce Your Sales Charge.................................. 25
How to Buy Shares................................................ 26
Systematic Investing-the Preauthorized Investment Program ....... 26
Special Services................................................. 27
How To Sell Shares............................................... 27
Systematic Withdrawal Program.................................... 28
Distributions and Taxes.......................................... 29
Shareholder Services Plan........................................ 30
Net Asset Value.................................................. 30
Fund Service Providers........................................... 31
Shareholders Inquiries........................................... 31
Privacy Policy................................................... 31
Financial Highlights............................................. 32
Appendix-Additional State Information............................ A-1

THE KANSAS MUNICIPAL FUND

                             FUND SUMMARY
                        INVESTMENT OBJECTIVE
The fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

        PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily Kansas municipal securities that are rated investment grade at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal securities if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 10 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

     PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments.
In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in Kansas municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas municipal securities in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:
    *    Earn regular monthly tax-free dividends;
    *    Preserve investment capital over time;
    *    Reduce taxes on investment income;
    * Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
    *    Pursue an aggressive, high-growth investment strategy;
    *    Invest through an IRA or 401(k) plan;
    *    Avoid fluctuations in share price;
    *    Avoid alternative minimum tax.

                      HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five, ten-years and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

Annual Total Returns (as 12/31 each year)

[bar graph]
1991              9.05%
1992             10.13%
1993             12.53%
1994             -6.30%
1995             15.70%
1996              2.95%
1997              5.10%
1998              4.02%
1999              0.33%
2000              8.17

For the periods shown, the highest and lowest quarterly returns were 6.70% and -3.85% for the quarters ending 3-31-95 and 3-31-94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                                         Average Annual Total Returns
                                    for the Periods Ending December 31, 2000
                                 1 Year      5 Year       10 Year      Inception(1)
--------------------------------------------------------------------------
      Fund                         3.57%       3.18%        5.53%           5.59%
      LB Market Benchmark(2)      11.69%       5.84%        7.32%           7.37%
--------------------

(1)   The inception period is from November 15, 1990 to December 31, 2000.
      The year-to-date return as of 9/30/01 was -0.70%.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

THE KANSAS MUNICIPAL FUND

                       WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1)

      Maximum Sales Charge (Load) Imposed on Purchases(2)................................... 4.25%
         (as a percentage of offering price)
      Maximum Deferred Sales Charge (Load) ................................................  None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................  None
      Redemption Fees......................................................................  None
      Exchange Fee.........................................................................  None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
      Management Fees......................................................................  0.50%
      Distribution and Service (12b-1) Fees(3) ............................................  0.25%
      Other Expenses.......................................................................  0.24%
                                                                                           -------
      Total Annual Fund Operating Expenses(4) .............................................  0.99%

-----------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."

(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(4) Under the terms of the advisory agreement, the investment adviser has agreed to pay the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee.The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses were 0.95% for the fiscal year ended July 31, 2001.

THE KANSAS MUNICIPAL FUND

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year        3 Years       5 Years       10 Years
              ----------------------------------------------------
                $522          $727          $949           $1,586

THE KANSAS INSURED INTERMEDIATE FUND

                               FUND SUMMARY
                         INVESTMENT OBJECTIVE
The fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

        PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily Kansas municipal securities that are rated investment grade (Aaa/AAA) at the time of purchase by independent ratings agencies. The fund purchases primarily insured municipal securities. The fund may also invest up to 15% of its total assets in municipal securities backed by an escrow or trust account that contains sufficient U.S. Government-backed securities to assure timely payment of interest and principal. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. Under normal market conditions, the expected average dollar weighted maturity of the fund's portfolio is between 3 and 10 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

      PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTMENT IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in Kansas municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas municipal securities in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                      IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:
      *    Earn regular monthly tax-free dividends;
      *    Preserve investment capital over time;
      *    Reduce taxes on investment income;
      * Set aside money systematically for retirement, estate planning or college funding;
      * Prefer insured securities to uninsured securities which may provide a higher income.
You should not invest in this fund if you seek to:
      *    Pursue an aggressive, high-growth investment strategy;
      *    Invest through an IRA or 401(k) plan;
      *    Avoid fluctuations in share price;
      *    Avoid alternative minimum tax.

                     HOW THE FUND HAS PERFORMED
The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five-year and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

Annual Total Returns (as of 12/31 each year)
[bar graph]
1993             13.78%
1994             -5.29%
1995             13.36%
1996              3.25%
1997              3.18%
1998              4.68%
1999              1.19%
2000              5.93

For the periods shown, the highest and lowest quarterly returns were 4.81% and -3.85% for the quarters ending 3-31-95 and 3-31-94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                                      Average Annual Total Returns
                                 for the Periods Ending December 31, 2000
                                         1 Year           5 Year       Inception(1)
                                 --------------------------------------------------
              Fund                       3.02%            3.06%           4.42%
              LB Market Benchmark(2)     9.09%            5.40%           6.03%
--------------------

(1) The inception period is from November 23, 1992 to December 31, 2000. The year-to-date return as of 9/30/01 was 1.28%.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal 7 Year Maturity Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

                                     -8-

THE KANSAS INSURED INTERMEDIATE FUND

                         WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)(1)

      Maximum Sales Charge (Load) Imposed on Purchases(2)..................................  2.75%
         (as a percentage of offering price)
      Maximum Deferred Sales Charge (Load) ................................................  None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................  None
      Redemption Fees.................................. ...................................  None
      Exchange Fee.........................................................................  None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
      Management Fees......................................................................  0.50%
      Other Expenses.......................................................................  0.42%
                                                                                           -------
      Total Annual Fund Operating Expenses(3) .............................................  0.92%
----------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."

(3) Under the terms of the advisory agreement, the investment adviser has agreed to pay the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed .75% of the fund's average daily net assets on an annual basis. The investment adviser may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses were 0.75% for the fiscal year ended July 31, 2001.


THE KANSAS INSURED INTERMEDIATE FUND

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year       3 Years        5 Years         10 Years
         ----------------------------------------------------
          $366         $560            $770           $1,375

THE NEBRASKA MUNICIPAL FUND

                           FUND SUMMARY
                      INVESTMENT OBJECTIVE
The fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Nebraska income tax as is consistent with preservation of capital.

         PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily Nebraska municipal securities that are rated investment grade at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal securities if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. Under normal market conditions, the fund's assets will be invested in a portfolio of Nebraska municipal securities which the adviser believes will produce a higher level of current income than a portfolio of Nebraska municipal securities with the highest rating, but that do not present significant credit risk. The expected average dollar weighted maturity of the fund's portfolio is between 10 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a municipal security's value, the adviser considers the security's yield, price, credit quality and future prospects.

The fund may also invest in financial futures and related options for hedging purposes.

       PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in Nebraska municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Nebraska municipal securities in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:
     *     Earn regular monthly tax-free dividends;
     *     Preserve investment capital over time;
     *     Reduce taxes on investment income;
     * Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
     *     Pursue an aggressive, high-growth investment strategy;
     *     Invest through an IRA or 401(k) plan;
     *     Avoid fluctuations in share price;
     *     Avoid alternative minimum tax.

                    HOW THE FUND HAS PERFORMED
The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five-year and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS (AS OF 12/31 EACH YEAR)
[bar graph]
1994             -4.90%
1995             17.02%
1996              2.48%
1997              6.37%
1998              5.15%
1999              -0.48
2000               9.81

For the periods shown, the highest and lowest quarterly returns were 7.74% and -4.95% for the quarters ending 3-31-95 and 3-31-94. The bar chart and highest/ lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                                        Average Annual Total Returns
                                 for the Periods Ending December 31, 2000
                                     1 Year          5 Year           Inception(1)
                             -----------------------------------------------------
             Fund                     5.14%           3.70%                4.14%
             LB Market Benchmark(2)  11.69%           5.84%                5.90%
-----------------------

(1) The inception period is from November 17, 1993 to December 31, 2000. The year-to-date return as of 9/30/01 was 0.36%.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

THE NEBRASKA MUNICIPAL FUND

                       WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)(1)

      Maximum Sales Charge (Load) Imposed on Purchases(2) ..................................  4.25%
          (as a percentage of the offering price)
      Maximum Deferred Sales Charge (Load) .................................................  None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........................  None
      Redemption Fees.......................................................................  None
      Exchange Fee..........................................................................  None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

      Management Fees......................................................................  0.50%
      Distribution and Service (12b-1) Fees(3) ............................................  0.25%
      Other Expenses ......................................................................  0.33%
                                                                                           -------
      Total Annual Fund Operating Expenses(4) .............................................  1.08%
-------------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details

(2) Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."

(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(4) The investment adviser and underwriter has agreed to waive fees through May 24, 2002 in order to prevent Total Operating Expenses from exceeding .85% of the average daily net asset value of fund shares. In addition, under the terms of the advisory contract, the investment adviser has agreed to pay the expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required by these agreements from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's total annual operating expenses were 0.78% for the fiscal year ended July 31, 2001.

THE NEBRASKA MUNICIPAL FUND

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year          3 Years          5 Years        10 Years
                 ---------------------------------------------------------
                   $530            $754              $995         $1,686

THE OKLAHOMA MUNICIPAL FUND

                                  FUND SUMMARY
                              INVESTMENT OBJECTIVE
The fund seeks to provide its shareholders as high a level of current income exempt from both federal income tax and, to the extent indicated, Oklahoma income tax as is consistent with preservation of capital.

            PRINCIPAL STRATEGIES: HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily Oklahoma municipal securities that are rated investment grade at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund may invest up to 30% of its assets in Oklahoma municipal securities which are subject to Oklahoma income tax. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. Under normal market conditions, the fund's assets will be invested in a portfolio of Oklahoma municipal securities which the adviser believes will produce a higher level of current income than a portfolio of Oklahoma municipal securities with the highest rating, but that do not possess significant credit risk. The expected average dollar weighted maturity of the fund's portfolio is between 10 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal securities that offer the potential for above-average return. To assess a security's value, the adviser considers the bond's yield, price, credit quality and future prospects.

The fund may also invest in futures and options on futures for hedging purposes.

     PRINCIPAL RISKS: WHAT ARE THE RISKS OF INVESTING IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise causing the prices of municipal securities to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal security will be unable to make interest and principal payments. In general, lower rated municipal securities carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in Oklahoma municipal securities, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Oklahoma municipal securities in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:
      *     Earn regular monthly tax-free dividends;
      *     Preserve investment capital over time;
      *     Reduce taxes on investment income;
      * Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
      *    Pursue an aggressive, high-growth investment strategy;
      *    Invest through an IRA or 401(k) plan;
      *    Avoid fluctuations in share price;
      *    Avoid alternative minimum tax.

                        HOW THE FUND HAS PERFORMED
The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one year and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS (AS OF 12/31 EACH YEAR)
[bar graph]
1997              8.02%
1998              4.84%
1999             -1.79%
2000              8.09


For the periods shown, the highest and lowest quarterly returns were 4.02% and -1.55% for the quarters ending 12-29-00 and 12-31-99. The bar chart and highest /lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                                    Average Annual Total Returns
                               for the Periods Ending December 31, 2000
                                       1 Year                      Inception(1)
                               --------------------------------------------------
           Fund                        3.50%                           3.90%
           LB Market Benchmark(2)     11.69%                           6.63%
---------------------

(1) The inception period is from September 25, 1996 to December 31, 2000. The year-to-date return as of 9/30/01 was 0.95%.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

THE OKLAHOMA MUNICIPAL FUND

                          WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------------------------------------------------
Shareholders Fees (fees paid directly from your investment)(1)

      Maximum Sales Charge (Load) Imposed  on Purchases(2) ..................................  4.25%
        (as a percentage of offering price)
      Maximum Deferred Sales Charge (Load) ..................................................  None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends............................  None
      Redemption Fees........................................................................  None
      Exchange Fee...........................................................................  None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

      Management Fees........................................................................  0.50%
      Distribution and Service (12b-1) Fees(3) ..............................................  0.25%
      Other Expenses ........................................................................  0.48%
                                                                                             -------
      Total Annual Fund Operating Expenses(4) ...............................................  1.23%
---------------

(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services.

(2) Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."

(3) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(4) Under the terms of the advisory agreement, the investment adviser has agreed to pay all expenses of the fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of the advisory and management fee. The investment adviser and underwriter may also voluntarily waive fees and reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's total annual operating expenses were 0.43% for the fiscal year ended July 31, 2001.

THE OKLAHOMA MUNICIPAL FUND

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Years      3 Years       5 Years        10 Years
             --------------------------------------------------
              $545          $799         $1,072         $1,850

                        FUND MANAGEMENT

The overall management of the business and affairs of the funds is the responsibility of the funds' Board of Trustees. Ranson Capital Corporation ("Ranson"), 1 North Main, Minot, North Dakota 58703, is the investment adviser to the funds. Ranson has been advising mutual funds since 1989 and currently has assets under management of approximately $183 million. Ranson is responsible for selecting and ongoing monitoring of the securities in each fund's portfolio, performing certain evaluations of the funds' portfolio securities, managing the funds' business affairs and providing certain administrative services, office space, equipment and clerical services for managing the funds' investments and effecting their portfolio transactions. Ranson also pays the salaries and fees of all officers and trustees of the funds who are affiliated persons of Ranson.

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the funds and is primarily responsible for the day-to-day management of each fund's portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the Funds. Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded ND Holdings Inc. ("ND Holdings"), which wholly-owns the funds' investment adviser and underwriter. Since January 5, 1996 (September 25, 1996 with respect to The Oklahoma Municipal Fund) Mr. Walstad has been President of the adviser, underwriter, Ranson and of the funds, directing their management. ND Holdings is also sponsor of Integrity Mutual Funds, which currently offers five open-end funds. Mr. Walstad is also the President of the Integrity Mutual Funds, their investment adviser, ND Money Management, Inc., and their underwriter, ND Capital, Inc. Mr. Walstad has supervised and directed the management of the portfolios of these funds since they commenced operations with the first fund being offered in 1989.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining ND Holdings in 1995. Since that time, Mr. Avery was a co-manager of the funds and effective in February 2000, the portfolio manager of the funds. Mr. Avery is also responsible for the daily pricing of the funds (subject to review and verification by the funds' internal accounting staff) as well as their portfolio tradings. From January 1996 until September 2001, he was also the portfolio manager for the Integrity Fund of Funds, Inc. Since January 1996, he has also been a co-portfolio manager of the series in Ranson
Managed Portfolios, becoming manager of these funds in February 2000. All portfolio management decisions are subject to periodic review by Mr.
Walstad and to quarterly review by the Board of Trustees.

For providing management services, Ranson is paid an annual fund management fee by each fund of 0.50% of the fund's average daily net assets, payable monthly.

For the most recent fiscal year, the funds paid, after expense reimbursements, the following management fees to Ranson, as a percentage of average net assets:

      The Kansas Municipal Fund....................... .50%
      The Kansas Insured Intermediate Fund............ .33%
      The Nebraska Municipal Fund..................... .45%
      The Oklahoma Municipal Fund..................... .00%

Under the terms of the advisory agreement of The Kansas Municipal Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund, Ranson has agreed to pay all expenses of the respective fund, including the fund's management and investment advisory fee and the fund's disbursing, administrative and accounting services fee (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the fund's average daily net assets on an annual basis up to the amount of Ranson's advisory and management fee.

Similarly, under the terms of the advisory agreement of The Kansas Insured Intermediate Fund, Ranson has agreed to pay the expenses of such fund (excluding taxes and brokerage fees and commissions, if any) that exceed
 .75% of the fund's average daily net assets on an annual basis. Each fund pays all of its other expenses. These expenses include custodial, transfer agent, accounting and legal fees; brokerage fees and commissions, if any; service fees; expenses of redemption of shares; insurance premiums; expenses of preparing prospectus and reports to shareholders; interest; bookkeeping; fees for disinterested trustees; taxes; fees for registering fund shares and extraordinary expenses. Ranson may assume additional fund expenses or waive portions of its fee in its discretion. See the Statement of Additional Information for an additional discussion of fund expenses.

                     PRINCIPAL INVESTMENT STRATEGIES

                      SECURITIES THE FUND INVEST IN
The funds' investment policies, unless otherwise noted, may be changed by the funds' Board of Trustees without shareholder approval.

                        MUNICIPAL OBLIGATIONS

Each fund seeks, under normal market conditions, to invest all of its assets in municipal securities of its respective state. Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions.

States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, each fund will not invest more than 10% (15% in the case of The Nebraska Municipal Fund) in lease obligations. Each fund will also only purchase lease obligations which are rated in the top rating category by independent rating agencies.

Each fund may also invest in municipal bonds of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) which are exempt from regular federal income taxes. The Kansas Municipal Fund, The Kansas Insured Intermediate Fund and The Nebraska Municipal Fund may not invest more than 15% and The Oklahoma Municipal Fund may not invest more than 30% of their respective total assets in these territorial municipal securities.

Each fund (other than The Kansas Insured Intermediate Fund) has adopted a fundamental policy that, under normal market conditions, at least 80% of the fund's assets (70% for The Oklahoma Municipal Fund) will be invested in municipal securities that pay interest exempt from both federal and the relevant state's income taxes. The Oklahoma Municipal Fund will also, as a matter of fundamental policy, invest at least 80% of its assets in Oklahoma municipal securities that pay interest exempt from federal income tax. These fundamental policies may not be changed without shareholder approval. The Oklahoma Municipal Fund, however, may invest up to 30% of its total assets in Oklahoma municipal securities that pay interest subject to Oklahoma income tax.

            RATING REQUIREMENTS FOR THE KANSAS MUNICIPAL FUND
      THE NEBRASKA MUNICIPAL FUND AND THE OKLAHOMA MUNICIPAL FUND

The Kansas Municipal Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund invest in municipal securities that are rated investment grade at the time of purchase by Moody's Investor Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") or are unrated but judged to be of comparable quality by the funds' investment adviser. The rated municipal securities will fall within the following grades:

      *      for bonds - Aaa, Aa, A and Baa (Moody's) or AAA, AA, A and BBB
            (S&P)
      *      for notes - M1G-1 and M1G-2 (Moody's) or SP-1 and SP-2 (S&P)
      * for commercial paper - Prime-1 and Prime-2 (Moody's) or A-1 and A-2 (S&P)

If subsequent to the purchase of a municipal security, the ratings on such securities are reduced, a fund will not be required to dispose of the securities. In addition, The Kansas Municipal Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund will not invest more than 30% of their assets in unrated municipal securities. This is a fundamental policy which may not be changed without shareholder approval.

    RATING AND INSURANCE REQUIREMENTS - THE KANSAS INSURED INTERMEDIATE FUND

The Kansas Insured Intermediate Fund primarily purchases insured municipal securities. Under normal market conditions, The Kansas Insured Intermediate Fund will invest at least 95% of its total assets in Kansas municipal securities which are either covered by insurance guaranteeing the timely payment of principal and interest on these securities or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal. This is a fundamental policy that may not be changed without shareholder approval. Each insured municipal security will be covered by insurance applicable to the specific security which may have been obtained either at the time of issuance or subsequently. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

The fund will only purchase insured Kansas municipal securities the insurers of which have total assets of at least $75 million, capital and surplus of at least $50 million and whose claims-paying ability is rated: "Aaa" by Moody's, or "AAA" by S&P, Fitch IBCA, Inc., or Duff & Phelps at the time of purchase. The Kansas municipal securities covered by the insurance will be rated "Aaa" or "AAA" because of the claims-paying rating of the insurer. The security's rating may be lower if the rating were based primarily on the credit quality of the issuer without regard to the insurance. There is no percentage limitation on the percentage of the fund's assets that may be invested in Kansas municipal securities insured by any given insurer.

If subsequent to the purchase of an insured municipal security the rating on the claims-paying ability of the insurer or the municipal security is reduced, the fund is not required to dispose of the security.

The Kansas Insured Intermediate Fund may only invest up to 15% of its total assets in Kansas municipal securities (rated Aaa/AAA) that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These securities are generally uninsured and are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       ALTERNATIVE MINIMUM TAX

Each fund may invest up to 100% of its assets in municipal securities that pay interest subject to the alternative minimum tax ("AMT"). Shares of a fund, therefore, would not ordinarily be suitable for investors subject to AMT.

                         PORTFOLIO MATURITY

Each fund buys municipal bonds with different maturities in pursuit of its investment objective but expects, under normal market conditions, an investment portfolio with an average dollar weighted maturity of 10 to 25 years (3 to 10 years with respect to The Kansas Insured Intermediate Fund).

                      HOW WE SELECT INVESTMENTS

Ranson selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Ranson reviews municipal securities available for purchase, monitors the continued creditworthiness of each fund's municipal investments, and analyzes economic, political, and demographic trends affecting the municipal markets. Based on our analysis of this research, we select those municipal obligations that we believe represent the most attractive values.

                        PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that their annual portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and the realization of taxable capital gains. The funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the fund's investment objective. The funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, Ranson generally considers such factors as the bond's yield, the continued creditworthiness of the issuer and prevailing market conditions. In periods of rapidly fluctuating interest rates, a fund's investment policy may lead to frequent changes in investments.


                         RISK MANAGEMENT
                      INVESTMENT LIMITATION

The funds have adopted certain limitations that cannot be changed without shareholder approval and are designed to limit your investment risk. Under these restrictions, each fund may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any "industry." However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects (such as healthcare, electric utilities or mortgage loans). See the Statement of Additional Information for more information regarding the funds' investment policies and restrictions and the risks associated with these policies.

                       HEDGING STRATEGIES

Each fund may also engage in various investment strategies designed to hedge against interest rate changes using financial futures and related options whose prices, in the opinion of the fund's investment adviser, correlate with the values of securities the fund owns or expects to purchase. Each fund may not enter into futures contracts or purchase related options if immediately after the transaction the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceed 5% of the value of the fund's total assets. Similarly, each fund may not purchase or sell futures contracts or related options if more than one-third of its net assets would be hedged immediately after the transaction.

The ability of a fund to benefit from options and futures is largely dependent on Ranson's ability to use such strategies successfully. If Ranson's judgment about the general direction of interest rates or markets is wrong, the overall performance of the fund will be poorer than if no such futures or options had been used. In addition, a fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract.

A fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Use of options may also (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

                   TEMPORARY INVESTMENT STRATEGIES

Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market conditions. Each fund may therefore invest up to 100% of its assets in short-term high quality taxable fixed income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions. In addition, pending the investment in municipal securities or to avoid liquidating portfolio securities to meet shareholder redemptions, each fund may invest up to 20% of its assets in taxable fixed income securities or cash. The taxable obligations a fund may purchase for temporary liquidity purposes or temporary defensive purposes include: obligations of the U.S. government (its agencies and instrumentalities), debt securities rated within the four highest grades (the highest grade with respect to The Kansas Insured Intermediate Fund) by independent rating agencies, commercial paper, certificates of deposit, time deposits, bankers' acceptances, repurchase agreements and obligations of the relevant state with respect to these investments. During these periods, a fund may not be able to achieve its investment objective. For more detailed information on eligible short-term investments, see the Statement of Additional Information.

               NON-PRINCIPAL INVESTMENT STRATEGIES
                   DELAYED DELIVERY SECURITIES

As a non-principal investment strategy, each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date. In addition, each fund is required to set aside cash or liquid high-grade debt securities to satisfy its commitments to buy when-issued or delayed-delivery securities. While these assets are set aside, the cash and securities are not available to make additional investments or for trading. There is no percentage limitation on a fund's total assets which may be invested in these forward commitments.

                   PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

INTEREST RATE RISK: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

CREDIT RISK: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

CONCENTRATION RISK: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix-Additional State Information."

In addition, each fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities and education. Each fund therefore bears the risk that economic, political or regulatory developments could adversely affect these industries and therefore the value of a fund's portfolio.

NON-DIVERSIFICATION RISK: each fund is a non-diversified fund and as such, each fund may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the fund's assets may be invested in the municipal securities of a limited number of issuers, the fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

In addition, because of the relatively small number of issuers of municipal securities in Kansas, Nebraska and Oklahoma, the funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. The funds are therefore subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

INCOME RISK: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from the new share sales or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

INFLATION RISK: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.


                     THE SHARES WE OFFER

You can buy shares at the offering price, which is the net asset value per share plus an up-front sales charge. Each fund, other than the Kansas Insured Intermediate Fund, has adopted a plan under Rule 12b-1 that allows the fund to pay for the expenses of the distribution of its shares and for services provided to shareholders. Under each plan, the respective fund will pay an annual Rule 12b-1 fee of 0.25% of its average daily net assets. Ranson retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Shareholder Services Plan" for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the funds, except The Kansas Insured Intermediate Fund, is as follows:

                                                                                                       Authorized Dealer
                                      Sales Charge as % of          Sales Charge as % of Net           Commission as % of
       Amount of Purchase            Public Offering Price               Amount Invested              Public Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            4.25%                            4.44%                              3.60%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               3.75%                            3.90%                              3.15%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.25%                            3.36%                              2.75%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.50%                            2.56%                              2.00%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            1.50%                            1.52%                              1.40%
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                          0.75%                            0.76%                              0.70%
-----------------------------------------------------------------------------------------------------------------------------

The following up-front sales charges and commissions apply to The Kansas Insured Intermediate Fund:
                                                                                                       Authorized Dealer
                                      Sales Charge as % of          Sales Charge as % of Net           Commission as % of
      Amount of Purchase             Public Offering Price               Amount Invested              Public Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            2.75%                            2.85%                              2.50%
-----------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               2.25%                            2.30%                              2.00%
-----------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              1.75%                            1.78%                              1.50%
-----------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              1.25%                            1.27%                              1.10%
-----------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            0.75%                            0.76%                              0.65%
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                          0.25%                            0.25%                              0.25%
-----------------------------------------------------------------------------------------------------------------------------

                          HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on fund shares:

      Sales Charge Reductions             Sales Charge  Waivers
      *    Rights of accumulation         *  Reinvestment from certain unit investment trusts formerly
      *    Letter of intent                  sponsored by Ranson
      *    Group purchase                 *  Purchases using redemptions from unrelated funds
                                          *  Purchases of The Kansas Insured  Intermediate Fund using redemptions from The Kansas Municipal Fund
                                          *  Purchases of The Kansas Municipal  Fund using redemption proceeds of The Kansas Insured Intermediate Fund
                                            (subject to a reduced sales load)
                                          *  Officers and trustees of the funds, subsidiaries of Ranson, employees of Ranson and certain members of their families
                                          *  Authorized broker-dealers and financial institutions and employees  (including their spouses and children) of such
                                             broker-dealers and institutions
                                          *  Any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients

Financial institutions may also purchase shares of The Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a front-end sales charge of 0.75% of the public offering price (0.76% of the net amount invested). The dealer commission on such purchases is 0.70% of the public offering price. Financial institutions which purchase shares of the fund for accounts of their customers may impose separate charges on these customers for account services.

In addition, investors who concurrently purchase shares of The Kansas Municipal Fund and The Kansas Insured Intermediate Fund will be charged the sales load applicable to the aggregate dollar value of the combined purchases.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Ranson at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

                         HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 3 p.m., Central time. Generally, the Exchange is closed on weekends, national holidays and Good Friday.

You may buy shares through investment dealers who have sales agreements with Ranson, the funds' distributor or directly from Ranson. If you do not have a dealer, call (800) 276-1262 and Ranson can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Ranson. These financial institutions receive transaction fees that are the same as commissions to dealers and may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from which you received this Prospectus. Such dealers or agents may place a telephone order with Ranson for the purchase of shares. It is the broker's or dealer's responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Payment for shares purchased by telephone should be received within three business days. Checks should be made payable to the name of the applicable Fund.

Share certificates will only be issued by written request to the funds' transfer agent.

               MINIMUM INVESTMENTS AND SHARE PRICE

You may open an account with $1,000 ($50 for the automatic investment program) and make additional investments at any time with as little as $50. The funds may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the fund receives your order. You will receive the share price next determined after the fund has received your order. If you place your order by contacting the fund directly, your order must be received by the fund prior to the close of trading of the New York Stock Exchange (normally 3:00 p.m., Central time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the fund receives such order prior to the close of business of the fund (normally 5:00 p.m., Minot, North Dakota time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

         SYSTEMATIC INVESTING - THE PREAUTHORIZED INVESTMENT PROGRAM

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call ND Resources, Inc. ("ND Resources") at (800) 601-5593 for appropriate forms.

With the Preauthorized Investment Program, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit union account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same bank, savings and loan or credit union account for both Preauthorized Investment Program and wire redemption programs. Fund shares purchased by the Preauthorized Investment Program must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to ND Resources, the funds' transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The funds may terminate or modify this privilege at any time and may immediately terminate a shareholder's monthomatic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

                           SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                           EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for shares of any mutual fund underwritten by ND Capital, Inc. or Ranson at net asset value, subject to the following conditions:

      (1) When exchanging into shares of a fund which imposes a contingent deferred sales charge ("CDSC"), no CDSC will be imposed upon redemption of the newly acquired shares.

      (2) Shares must be held for at least six months prior to exchange when exchanging into a higher-load fund.

      (3) When exchanging into another single-state municipal fund, the shareholder must be a resident of that state or any other state in which the fund is registered.

Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and be available in your state. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege on 60 days written notice, limit the amount or number of exchanges or reject any exchange. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the fund whose shares he owns before making an exchange. For additional information on how to exercise the exchange privilege, call ND Resources at (800) 601-5593.

                    REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the fund. The funds may modify or terminate this privilege at any time.

                     HOW TO SELL SHARES

You may sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after the fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price.

You can sell your shares at any time by sending a written request to the appropriate fund, c/o ND Resources, P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such dealers or agents may place a telephone order with Ranson for the sale of shares. It is the broker's or dealer's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined net asset value.

To properly complete your redemption request, your request must include the following information:

      *     The fund's name;
      *     Your name and account number;
      *     The dollar or share amount you wish to redeem;
      *     The signature of each owner exactly as it appears on the account;
      * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
      * The address where you want your redemption proceeds sent (if other than the address of record);
      * Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
      *     Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or exchange member brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the funds reserve the right to liquidate your account upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The funds also reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A fund may also suspend the right of redemption under the following unusual circumstances:
      *     when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;
      *     when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable as determined by the SEC; or
      * during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                   SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your fund account is at least $5,000, you may request to have any requested dollar amount withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or annually. You should receive such designated amounts approximately the first of each month. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan. Each fund will not knowingly permit investors to make additional investments of less than $5,000 (except through reinvestment of dividends) if the investor is also participating in this program. To participate in this program, shares may not be in certificated form. You may terminate participation in the program at any time. The Fund may terminate or modify this program upon thirty days' notice.

                        DISTRIBUTIONS AND TAXES

The funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a fund consists of all interest income earned on porfolio securities less expenses. The funds will pay dividends from the net income monthly and any dividends from realized short-term or long-term capital gains, if any, at or around year end of the funds's fiscal year. These policies are non-fundamental and may be modified by the funds at any time.

                        REINVESTMENT OPTIONS

The funds automatically reinvest your monthly dividends and capital gains distributions in additional fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

The funds will send a check to investors selecting to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). Checks to be sent to an investor's bank should include a voided check. For further information, contact ND Resources at (800) 601-5593.

                      TAXES AND TAX REPORTING

Because the funds invest in municipal bonds from a specific state, each fund's regular monthly dividends payable from the net tax-exempt interest earned from these municipal securities will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to any state and local taxes. These dividends may also be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. To the extent the funds engage in hedging transactions in futures contracts and options thereon, the funds may earn capital gains or losses. Net investment income earned on debt obligations other than municipal securities and net short-term gains are taxable as ordinary income. Net capital gains are taxable as long- term capital gains regardless of how long you have owned your investment. Dividends do not qualify for a dividends received deduction if you are a corporate shareholder. For information regarding the state tax consequences of a fund investment, see Appendix-Additional State Information.

Early in each year you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

              BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                      SHAREHOLDER SERVICES PLAN

Ranson serves as the distributor of the funds' shares. In this capacity, Ranson manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to pay for some of the costs of distributing its shares and for providing services to shareholders, each fund (other than The Kansas Insured Intermediate Fund) has adopted a shareholder services plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940, that allows the fund to pay Ranson, the fund's distributor, 0.25% of the average daily net assets of the fund. Ranson, in turn, may use this fee to pay authorized dealers, including Ranson, banks, savings and loan associations and their associated broker-dealers an annual service fee of up to 0.25% of the average daily net assets of the shares held in their customer accounts for providing administrative and shareholder services. To be eligible for the service fee, dealers or other service organizations must have been servicing the accounts for at least one year. The services provided may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents and providing other personal services to shareholders. Ranson may also use some or all of this 12b-1 fee for its expenses of distribution of a fund's shares.

                              NET ASSET VALUE

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 3:00 p.m. Central time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the total value of the fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. When market quotations are not readily available (which is usually the case for municipal securities), Ranson establishes the fair market value pursuant to procedures established by the Board of Trustees. In establishing fair value, Ranson considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. Ranson may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Ranson and its valuations are reviewed by the officers of the funds under the general supervision of the Board of Trustees and periodically by the Board. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Trustees or its delegate. If an event were to occur, after the value of an instrument was established but before net asset value per share was determined, which would likely materially change the net asset value, then the instrument would be valued using fair value considerations by the Board of Trustees or its delegate.

                        FUND SERVICE PROVIDERS

The custodian of the assets of the funds is First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701. ND Resources, Inc., a wholly-owned subsidiary of ND Holdings, Inc., is the funds' transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other administrative services for the operation of the funds and the maintenance of shareholder accounts.

                        SHAREHOLDERS INQUIRES

All inquiries regarding the funds should be directed to Ranson at 1 North Main, Minot, ND 58703 or call (800) 276-1262.

All inquiries regarding account information should be directed to ND Resources at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

                          PRIVACY POLICY

Ranson Managed Portfolios understands your concerns about guarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.
1.   COLLECTION OF INFORMATION
     -------------------------
     While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:
     * Information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;
     * Information regarding your financial position, investment experience and objectives; and
     * Information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.   DISCLOSURE OF INFORMATION
     -------------------------
     Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to nonaffiliates include:
     * Disclosing information necessary to process and service account transactions that you authorize;
     * Disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and
     * Disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.   CONFIDENTIALITY AND SECURITY
     ----------------------------
     We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.   LIMITED ACCESS TO INFORMATION
     -----------------------------
     Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.   FURTHER INFORMATION
     -------------------
     If you have any questions about our privacy policy, please call us at 800-276-1262.

     This privacy policy applies to the investment, management and shareholder services offered by:
     * Ranson Managed Portfolios    * Ranson Capital Corporation

                       FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the funds' recent past performance. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the fund's financial statements are included in the annual report. Further information about a fund's performance is contained in the fund's latest annual shareholder report. You may obtain a free copy of the fund's latest annual shareholder report upon request from the fund.


                     THE KANSAS MUNICIPAL FUND

                                                   For The          For The         For The         For The         For The
                                                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                 July 31, 2001   July 31, 2000   July 30, 1999   July 31, 1998   July 31, 1997
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $  11.58       $  11.98        $  12.15        $  12.42        $  12.14
                                                 -----------------------------------------------------------------------------
Income from Investment Operations:
    Net investment income........................  $    .58       $    .59        $    .58        $    .60        $    .61
Net realized and unrealized gain (loss)
on investment and futures transactions...........       .34           (.40)           (.17)           (.27)            .28
                                                 -----------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations....................  $    .92       $    .19        $    .41        $    .33        $    .89
                                                 -----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income........  $   (.58)      $   (.59)       $   (.58)       $   (.60)       $   (.61)
     Distributions from net capital gains........       .00            .00             .00             .00             .00
                                                 -----------------------------------------------------------------------------
        Total Distributions......................  $   (.58)      $   (.59)       $   (.58)       $   (.60)       $   (.61)
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................  $  11.92       $  11.58        $  11.98        $  12.15        $  12.42
                                                 =============================================================================
Total Return.....................................      8.13%(A)       1.69%(A)        3.44%(A)        2.76%(A)        7.56%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     thousands) .................................  $  103,806     $  103,555      $  115,882      $  120,024      $  128,201
     Ratio of net expenses (after expense
     assumption) to average net assets...........      0.95%(B)       0.95%(B)        0.95%(B)        0.95%(B)        0.93%(B)
     Ratio of net investment income to
     average net assets..........................      4.94%          5.07%           4.80%           4.93%           5.02%
     Portfolio turnover rate.....................     10.28%          8.21%          13.54%          26.68%          18.64%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $37,939, $38,581, $23,429, $3,901, and $46,741, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 0.99%, 0.99%, 0.97%, 0.95%, and 0.97%, respectively.

                                     -32-
                     THE KANSAS INSURED INTERMEDIATE FUND

                                                        For The       For The        For The        For The        For The
                                                      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                     July 31, 2001  July 31, 2000  July 30, 1999  July 31, 1998  July 31, 1997
                                                     -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $  11.69      $  11.98       $  12.07       $  12.23       $  12.19
                                                     -------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income............................  $    .53      $    .54       $     .53      $    .54       $    .53
    Net realized and unrealized gain (loss)
    on investment and futures transactions...........       .24          (.29)           (.09)         (.16)           .04
                                                     -------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations........................  $    .77      $    .25       $     .44      $    .38       $    .57
                                                     -------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income............  $   (.53)     $   (.54)      $    (.53)     $   (.54)      $   (.53)
     Distributions from net capital gains............       .00           .00             .00           .00            .00
                                                     -------------------------------------------------------------------------
        Total Distributions..........................  $   (.53)     $   (.54)      $    (.53)     $   (.54)      $   (.53)
                                                     -------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................  $  11.93      $  11.69       $   11.98      $  12.07       $  12.23
                                                     =========================================================================
TOTAL RETURN.........................................      6.73%(A)      2.15%(A)        3.70%(A)      3.17%(A)       4.76%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) .......  $ 18,728      $ 19,028       $ 21,333       $ 20,585       $ 25,533
     Ratio of net expenses (after
     expense assumption) to average net assets.......      0.75%(B)      0.75%(B)        0.75%(B)      0.75%(B)       0.76%(B)
     Ratio of net investment income to
     average net assets..............................      4.49%         4.58%           4.39%         4.42%          4.33%
     Portfolio turnover rate..........................    18.49%        11.07%          16.34%        25.46%         28.68%

(A)  Excludes maximum sales charge of 2.75%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $31,627, $30,414, $29,229, $13,708, and $40,608, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 0.92%, 0.90%, 0.89%, 0.82%, and 0.90%, respectively.

                         THE NEBRASKA MUNICIPAL FUND

                                                For The          For The          For The          For The          For The
                                              Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                             July 31, 2001    July 31, 2000    July 30, 1999    July 31, 1998    July 31, 1997
                                             ---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  10.71         $  11.01          $  11.13         $  11.26       $  11.00
                                             ---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income...................  $    .53         $    .54          $    .54         $    .56       $    .55
     Net realized and unrealized gain (loss) on
     investment and futures transactions.....       .52             (.30)             (.12)            (.13)           .26
                                             ---------------------------------------------------------------------------------
        Total Income (Loss) From Investment
        Operations...........................  $   1.05        $     .24          $    .42         $    .43       $    .81
                                             ---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income....  $   (.53)       $    (.54)         $   (.54)        $   (.56)      $   (.55)
     Distributions from net capital gains....       .00              .00               .00              .00            .00
                                             ---------------------------------------------------------------------------------
        Total Distributions..................  $   (.53)       $    (.54)         $   (.54)        $   (.56)      $   (.55)
                                             ---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............  $  11.23        $   10.71          $  11.01         $  11.13       $  11.26
                                             =================================================================================
TOTAL RETURN.................................     10.02%(A)         2.28%(A)          3.82%(A)         3.95%(A)       7.57%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) .........................  $ 38,558        $ 38,171           $ 41,943         $ 26,318       $ 27,802
     Ratio of net expenses (after expense
     assumption) to average net assets.......      0.78%(B)         0.75%(B)          0.70%(B)         0.63%(B)       0.71%(B)
     Ratio of net investment income to average
     net assets..............................      4.82%            5.02%             4.83%            5.06%          5.03%
     Portfolio turnover rate.................     16.89%           11.42%            12.58%           26.36%         42.84%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $113,493, $124,718, $119,949, $51,233, and $124,394, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.08%, 1.07%, 1.10%, 0.81%, and 1.22%, respectively.

                         THE OKLAHOMA MUNICIPAL FUND

                                                                                                           For The Period
                                                For The        For The        For The       For The        Since Inception
                                              Year Ended     Year Ended     Year Ended     Year Ended    (September 25, 1996)
                                             July 31, 2001  July 31, 2000  July 30, 1999  July 31, 1998  Through July 31, 1997
                                             ---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $ 10.99        $ 11.61        $ 11.68       $ 11.86             $ 11.49
                                             ---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income...................   $   .57        $   .57        $   .56       $   .60             $   .50
     Net realized and unrealized gain (loss)
     on investment and futures transactions..       .48           (.59)          (.07)         (.16)                .37
                                             ---------------------------------------------------------------------------------
        Total Income (Loss) From Investment
        Operations...........................   $  1.05        $  (.02)       $   .49       $   .44             $   .87
                                             ---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income....   $  (.57)       $  (.57)       $  (.56)      $  (.60)            $  (.50)
     Distributions from net capital gains....       .00           (.03)           .00          (.02)                .00
                                             ---------------------------------------------------------------------------------
        Total Distributions..................   $  (.57)       $  (.60)       $  (.56)      $  (.62)            $  (.50)
                                             ---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $ 11.47        $ 10.99        $ 11.61       $ 11.68             $ 11.86
                                             =================================================================================
TOTAL RETURN.................................      9.78%(A)      (0.12%)(A)      4.25%(A)      3.81%(A)            7.79%(A)(C)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
    (in thousands) ..........................   $ 18,131       $ 15,862       $ 16,135      $ 11,335            $ 6,591
     Ratio of net expenses (after expense
     assumption) to average net assets             0.43%(B)       0.44%(B)       0.36%(B)      0.20%(B)            0.11%(B)
     Ratio of net investment income to
     average net assets                            5.06%          5.08%          4.74%         5.08%               3.70%
     Portfolio turnover rate                      12.24%         20.89%         32.09%        53.32%              63.70%

(A) Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $133,456, $127,129, $133,089, $53,180, and $34,609, respectively. If the expenses had not been assumed/ waived, the annualized ratio of total expenses to average net assets would have been 1.23%, 1.22%, 1.23%, 1.14% and 2.01%, respectively.
(C) Ratio is annualized

APPENDIX - ADDITIONAL STATE INFORMATION

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment.

KANSAS

Kansas's economy is primarily based on agriculture, particularly crop and livestock production. Kansas, a largely rural state with a population of 2.6 million, experienced modest economic growth in 2000. Steady growth in the transportation, communications and public utilities sector, coupled with healthy performance in the service, construction and mining sectors, sustained the state's economic growth throughout the year. However, ongoing problems in the farm economy during 2000 caused farm employment to decline 3.0%. Services and trade, the two largest non-farm areas of employment in Kansas, experienced 2.8% and 1.3% growth, respectively, during 2000. Kansas' average unemployment increased to 3.4%, up slightly from 3.0% in 1999. The national average unemployment rate was 4.0% in 2000. Although the state's unemployment rate increased in 2000, many employment sectors were still left to battle for scarce
workers.   The State of Kansas has no general obligation debt rating. However, it seeks an underlying rating on specific issues of at least AA+ from Standard & Poor's and Aa1 from Moody's.

TAX TREATMENT

The Kansas Municipal Fund's and The Kansas Insured Intermediate Fund's regular monthly dividends will not be subject to the Kansas income tax to the extent they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. In addition, with respect to The Kansas Insured Intermediate Fund, dividends derived from insurance proceeds representing the interest on defaulted municipal securities that qualifies as exempt from Kansas income taxes, will also not be subject to Kansas income tax. The portion of these funds' monthly dividends that are derived from interest on municipal securities or other obligations that is not exempt from Kansas income taxes, will likewise be subject to Kansas income tax. You will therefore be subject to Kansas income tax to the extent the funds distribute any taxable income or realized capital gains, or if you sell or exchange a fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.

NEBRASKA

Nebraska's economy is primarily based on agriculture and manufacturing. The state's economy slowed in 2000 as did the national economy. Declines in residential construction activity, weak retail sales and income growth offset employment, job and population growth. At the start of 2000, land values increased approximately 1.1% and on average, crop and livestock prices were up slightly after being down in 1999. However, previously lower crop prices coupled with a drought contributed to a decline in Nebraska crop receipts for the year. Any changes in agriculture and in the agricultural economy will continue to have significant consequences for the overall Nebraska economy. During 2000, manufacturing employment increased 1.4% compared to a decrease of 1.1% in 1999. Total non-farm employment increased by an estimated 16,800 jobs or 1.9% during 2000, with the largest percentage gains in the services sector, government sector jobs and the manufacturing sector, respectively.
The Nebraska average unemployment rate increased slightly from 2.9% in 1999 to 3.0% in 2000, but continued to remain among the lowest in the nation. Nebraska's estimated per capita personal income increased 2.9% in 2000 to $27,829 compared to an increase of 4.0% to $29,676 for the nation.

TAX TREATMENT

The Nebraska Municipal Fund's regular monthly dividends will not be subject to Nebraska income taxes to the extent they are paid out of income earned on Nebraska municipal securities that is exempt from Nebraska income taxes and the Nebraska alternative minimum tax (AMT). The fund's dividends will be subject to the Nebraska AMT to the extent they are derived from interest on Nebraska municipal securities subject to Nebraska AMT. The portion of the fund's dividends that are derived from interest on municipal securities or other obligations subject to Nebraska income tax will likewise be subject to Nebraska income tax. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Nebraska state tax purposes. You will therefore be subject to Nebraska income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction. Shareholders that are subject to the Nebraska financial institutions franchise tax should note that dividends from the Nebraska Municipal Fund could affect your maximum franchise tax. You should therefore consult your own tax advisers before investing.

OKLAHOMA

Oklahoma's economy is primarily dependent on agriculture, manufacturing and services. All major sectors of the economy, with the exception of manufacturing, improved in 2000. Strongest growth occurred in services, construction and the transportation and public utilities sectors. The state's employment continued to experience moderate growth during 2000 but is expected to slow in 2001. Manufacturing, which has usually led job growth in recent years, decreased by an estimated 0.9% in 2000. During 2002, however, these losses are expected to level off and nominal growth is forecast. Oklahoma's unemployment rates remain among the lowest in comparison to neighboring states. Oklahoma's annual unemployment rate was 3.0% in 2000 compared to the national average of 4.0%. Because employment growth continues to out pace annual population growth in Oklahoma, the state is facing a tight labor market and could see significant wage pressures as well as labor shortages. The state's general obligation bonds are rated AA by Standard & Poor's, Aa3 by Moody's and AA by Fitch.


TAX TREATMENT

The Oklahoma Municipal Fund's regular monthly dividends will not be subject to Oklahoma income taxes to the extent they are derived from income earned on Oklahoma municipal securities that is exempt from Oklahoma income tax. The portion of the fund's dividends that are derived from interest on municipal securities or other obligations that is not exempt from Oklahoma income taxes, will likewise be subject to Oklahoma income tax. As noted earlier, The Oklahoma Municipal Fund may invest up to 30% of its total assets in Oklahoma municipal securities that are subject to Oklahoma state income taxes. Distributions treated as long-term capital gains are generally treated the same for Oklahoma state tax purposes. You will therefore be subject to Oklahoma income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.
                                     A-2

                     THE KANSAS MUNICIPAL FUND
                  THE KANSAS INSURED INTERMEDIATE FUND
                      THE NEBRASKA MUNICIPAL FUND
                     THE OKLAHOMA  MUNICIPAL FUND
                -----------------------------------


      1 North Main * Minot, North Dakota 58703 * (701) 852-5292
             P.O. Box 759 * Minot, North Dakota 58702
          (800) 276-1262 * Marketing * Fax (701) 838-4902
        (800) 601-5593 * Transfer Agent * Fax (701) 852-2548



                            INVESTMENT ADVISER
                      Ranson Capital Corporation
                            1 North Main
                           Minot, ND 58703

                          PRINCIPAL UNDERWRITER
                     Ranson Capital Corporation
                            1 North Main
                           Minot, ND 58703

                                CUSTODIAN
                   Wells Fargo Bank Minnesota, NA
                    Institutional Trust & Custody
                          MAC# N9310-060
                   801 Nicollet Mall, Suite 700
                       Minneapolis, MN 55479

                              TRANSFER AGENT
                         ND Resources, Inc.
                   1 North Main, Minot, ND  58703
                   P.O. Box 759, Minot, ND 58702

                          INDEPENDENT ACCOUNTANT
                   Brady, Martz & Associates, P.C.
                       24 West Central Avenue
                           Minot, ND 58701



                      RANSON MANAGED PORTFOLIOS

The Kansas Municipal Fund
The Kansas Insured Intermediate Fund
The Nebraska Municipal Fund
The Oklahoma  Municipal Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. Annual and semiannual reports contain management's discussion of market conditions, investment strategies, and performance results as of the fund's latest semiannual or annual fiscal year end. Call Ranson at (800) 276-1262 to request a free copy of any of these materials, or visit our website at www.integrityfunds.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

Ranson Managed Portfolios
1 North Main
Minot, North Dakota  58703
(800) 276-1262

The fund's SEC file no. 811-6153




                           STATEMENT OF ADDITIONAL INFORMATION
                                  NOVEMBER 30, 2001
                              RANSON MANAGED PORTFOLIOS
                              THE KANSAS MUNICIPAL FUND
                          THE KANSAS INSURED INTERMEDIATE FUND
                               THE NEBRASKA MUNICIPAL FUND
                               THE OKLAHOMA MUNICIPAL FUND
                                    1 North Main
                               Minot, North Dakota 58703
                                   (701) 852-5292
                            (800) 601-5593/Transfer Agent
                               (800) 276-1262/Marketing

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund (the "Funds") dated November 30, 2000, (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling the Funds at (800) 276-1262.

                             TABLE OF CONTENTS
                                                                          PAGE
Investment Objective, Policies and Restrictions...................  1
Investments.......................................................  8
Portfolio Turnover................................................ 14
Bond Insurance for The Kansas Insured Intermediate Fund........... 15
Additional Risk Considerations.................................... 16
Management of the Funds........................................... 18
Control Persons and Principal Holders of Securities............... 22
Custodian and Transfer Agent...................................... 22
Independent Auditors.............................................. 23
Management and Investment Advisory Agreement...................... 23
Portfolio Transactions............................................ 24
The Distributor................................................... 26
Shareholder Services Plans........................................ 28
Additional Information on the Purchase and Redemption of Shares... 30
Sales Charge Reductions........................................... 32
Sales Load Waivers................................................ 34
Special Programs.................................................. 35
Redemption of Shares.............................................. 37
Dividends and Taxes............................................... 37
Additional Information Regarding Organization and
  Share Attributes................................................ 43
Expenses of the Fund.............................................. 46
Performance Data.................................................. 46
Financial Statements.............................................. 51

APPENDIX A-RATINGS OF INVESTMENTS.................................... A-1

                                       -i-

          INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

   The Funds are each series of The Ranson Managed Portfolios (the "Trust"), an open-end, non-diversified management series investment company. The investment objective and certain investment policies of each Fund are described in the Funds' Prospectus. The following supplements that information and should be read in conjunction with the Funds' Prospectus.

Investment Policies

   THE KANSAS MUNICIPAL FUND. It is a fundamental investment policy of The Kansas Municipal Fund, which may not be changed without the approval of the majority of the Fund's shares, that under normal market conditions, at least 80% of the Fund's assets will be invested in "Kansas Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Kansas income tax. Kansas Municipal Securities has the same definition and includes the same type of securities as set forth for such term under "Investment Policies-The Kansas Insured Intermediate Fund."

   THE KANSAS INSURED INTERMEDIATE FUND. It is a fundamental investment policy of The Kansas Insured Intermediate Fund, which may not be changed without the approval of a majority of the Fund's shares, to invest, under normal market conditions, at least 95% of its total assets in "Kansas Municipal Securities" which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Kansas Municipal Securities refers to debt obligations the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam. The Kansas Insured Intermediate Fund will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam. The Fund may also only invest up to 15% of the Fund's total assets in Kansas Municipal Securities rated "Aaa" or "AAA" that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). Such collateralized obligations generally will not be insured and will include, but are not limited to, Kansas Municipal Securities that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Kansas Municipal Securities, or (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and with a trustee as security for the Kansas Municipal Securities. Such deposited collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

   THE NEBRASKA MUNICIPAL FUND. It is a fundamental policy of The Nebraska Municipal Fund, which may not be changed without the approval of the majority of the Fund's shares, that, under normal circumstances, at least 80% of the Fund's assets will be invested in "Nebraska Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Nebraska income tax.

   Nebraska Municipal Securities refers to debt obligations, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 15% of its total assets in Nebraska Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam.

   THE OKLAHOMA MUNICIPAL FUND. It is a fundamental policy of this Fund, which may not be changed without the approval of the majority of the Fund's shares, that under normal market circumstances, at least 70% of the Fund's assets will be invested in "Oklahoma Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Oklahoma income tax and at least 80% of the Fund's assets will be invested in Oklahoma Municipal Securities which generate income that is exempt, in the opinion of bond counsel, from federal income tax. Oklahoma Municipal Securities refers to debt obligations of Oklahoma, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30% of its total assets in Oklahoma Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, or Guam.
The Fund may invest up to 30% of its total assets in Oklahoma Municipal Securities, the interest on which is subject to Oklahoma income tax.

Investment Restrictions

   Each of the Funds, as a fundamental policy, may not, without the approval of a majority of the shares of that Fund:

      1. Borrow money, except from banks for temporary or emergency (not leveraging) purposes and then in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed). Each Fund will not borrow for leveraging purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

      2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

      3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

      4. Make short sales of securities or maintain a short position for the account of the Fund including any short sales "against the box."

      5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      6. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.

      7. Purchase or sell commodities or commodity contracts except to the extent the options and futures contracts a Fund may trade in are considered to be commodities or commodities contracts.

      8. With respect to The Kansas Municipal Fund and The Kansas Insured Intermediate Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Prospectus. With respect to The Nebraska Municipal Fund and The Oklahoma Municipal Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements.

      9. With respect to The Kansas Municipal Fund and The Kansas Insured Intermediate Fund, invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to The Nebraska Municipal Fund and The Oklahoma Municipal Fund, invest more than 25% of its assets in the securities of issuers in any single issuer; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the Fund was named or their political subdivisions, municipalities, agencies, and authorities.

      (Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

      10. Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of Ranson Capital Corporation (the "Adviser" or the "Distributor") who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

      11. Purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of such Fund's net assets.

      12. Invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases,
(b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% (15% in the case of the Nebraska Municipal Fund) of such Fund's net assets (taken at current value) would be invested in securities described in (a), (b), and (c) above.

      13. With respect to The Kansas Insured Intermediate Fund, issue senior securities, except as described in paragraph 4 above. With respect to The Nebraska Municipal Fund, issue senior securities, except that the Fund may borrow money (as described in fundamental restriction (1) above).

      14. With respect to The Oklahoma Municipal Fund and The Kansas Municipal Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

      Each Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present or represented by proxy at a meeting at which the holders of more than 50% of the outstanding shares are present or represented by proxy. Except for restriction (1), if the percentage restrictions described under "Investment Restrictions" above are satisfied at the time of the investment, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. However, with respect to The Oklahoma Municipal Fund, restrictions (1) and (12) may not be exceeded at any time.

      The following investment restrictions of each Fund may be changed by the Board of Trustees of the Fund.

Each Fund will not:

      1. Invest more than 5% of its total assets in the securities of any other single investment company, nor more than 10% of its total assets in the securities of two or more other investment companies, except as part of a merger, consolidation, or acquisition of assets.

      2. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

   An advisory fee will be charged for assets invested in securities of other investment companies. However, each Fund will not invest more than 10% of its total assets in such securities. Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Diversification and Concentration Policies

   Each Fund is a non-diversified investment company under the Investment Company Act of 1940. This means that more than 5% of a Fund's assets may be invested in the obligations of any issuer. The Funds, however, intend to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of a Fund's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

   In addition, because of the relatively small number of issuers of municipal securities in Kansas, Nebraska and Oklahoma, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

   As noted in item 9 under "Investment Limitations," a fund will not invest 25% or more of its total assets in any industry. Governmental issuers of municipal securities are not considered part of an "industry." However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry.

   Over 25% of the municipal securities in a Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

   Over 25% of the municipal securities in a Fund's portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss.
Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980, were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

   Certain of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation, the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

   Over 25% of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved assets based. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

   Over 25% of the municipal securities in a Fund's portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

                            INVESTMENTS

Municipal Securities

   Each Fund seeks to invest in a portfolio of investment grade municipal securities which generate interest income that is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for The Nebraska Municipal Fund). Notwithstanding the foregoing, The Oklahoma Municipal Fund may invest up to 30% of its total assets in Oklahoma Municipal Securities which are subject to Oklahoma state income taxes.

   Municipal securities are debt obligations issued by the state, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development and other revenue bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

   The municipal securities in which a Fund invests consist of its respective state's tax-exempt bonds, notes, commercial paper and participation interests in municipal leases, except to the extent The Oklahoma Fund may invest its assets in Oklahoma Municipal Securities, subject to Oklahoma income tax, as described in the Funds' Prospectus. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The revenues from which such bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

   Although the participation in municipal leases which a Fund may purchase (hereinafter called "lease obligations") do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will only purchase lease obligations which are rated in the top category by either Standard & Poor's Corporation ("S&P") or Moody's Investor Service, Inc. ("Moody's").
Each Fund will not invest more than 10% (15% in the case of The Nebraska Municipal Fund) of its net investment assets in lease obligations (including, but not limited to those lease obligations which contain "non-appropriation clauses"), or any other illiquid securities.

   Each Fund will only purchase lease obligations which are covered by an existing opinion of legal counsel experienced in municipal lease transactions that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state's income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

   Each Fund also may purchase floating and variable rate demand notes from municipal and non-governmental issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. Ranson Capital Corporation, the Funds' Adviser, will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal and the relevant State's income taxation. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes. Each Fund will not invest in derivative financial instruments other than in connection with its hedging activities.

   As noted, the Funds invest a substantial portion of their assets in investment grade municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody's) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality municipal securities are considered to possess adequate, but not outstanding, capacities to service its obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The principal trading market for the municipal securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the municipal securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the municipal securities, that any market for the municipal securities will be maintained or of the liquidity of the municipal securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

   In addition, certain of the municipal securities in which a Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Fund would suffer a loss of principal.

   In addition to the foregoing, the yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the state's tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by a Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Fund.

Future Contracts, Options on Futures and Municipal Bond Index Futures

   Each Fund may purchase or sell financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. Each Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Adviser anticipates that interest rates will decline, a Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. In general, a futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would generally create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. A purchaser or seller of a futures contract is required to make daily payments of cash to reflect the change in the value of the underlying contract. The specific securities delivered or taken, respectively, at settlement date would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is usually effected by entering into an offsetting transaction prior to the expiration of the contract. An offsetting transaction for a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

   Unlike a futures contract, which requires the parties to buy and sell an instrument on a set date, the purchase of an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and short position in the case of a put option). If the holder decides not enter into the contract, the premium paid for the contract is lost. Since the cost of the option is fixed, there are no daily payments of cash by the purchaser to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The seller of the option, however, may be required to make daily maintenance margin payments to reflect the change in the value of the underlying contract. The value of the option is reflected in the net asset value of the Fund.

   A Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying instrument. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract.

   A Fund may purchase or sell interest rate futures contracts covering these types of financial instruments as well as new types of contracts that become available in the future.

   Financial futures contracts and related options contracts are traded in an auction environment on the floors of several futures exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange, and the New York Futures Exchange.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted in part by the fact that the futures market is influenced by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. In this regard, the risk of imperfect correlation may be increased by the fact that a Fund may trade in futures contracts on taxable securities, and there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

   Another risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would lose money, including transaction costs, on the sale.

   In addition to the risks associated with investing in futures, there are particular risks associated with trading in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market in such options. It is not certain that this market will develop.

   A substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own, at the time of the transaction, but expects to acquire the securities corresponding to the relevant futures contract) involving the purchase of futures contracts, call options or written put options thereon will be completed by the purchase of securities which are the subject of the hedge.

   A Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for option premiums on open contracts exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount equal to the gross market value of the futures contract will be deposited in a segregated account of cash and cash equivalents and thereby ensure that the use of such futures is unleveraged. A Fund may not purchase or sell futures contracts or related positions if, immediately thereafter, more than one-third of its net assets would be hedged.

   A Fund may utilize trading in municipal bond index futures contracts for hedging purposes. The strategy in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value (based on an average of quotations from certain dealers) of many different municipal bonds. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, as in any other futures contracts, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Because trading in municipal bond index futures contracts has been taking place only for a short time, a Fund's ability to utilize such contracts will be dependent upon the development and maintenance of a market in such contracts.

   The Securities and Exchange Commission generally requires that when investment companies, such as a Fund, effect transactions of the foregoing nature, such funds must either segregate cash or high quality, readily marketable portfolio securities with its custodian in the amount of its obligation under such transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, a Fund will comply with such segregation or cover requirements.

Repurchase Agreements

   Each Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period, and the seller would agree to repurchase such security at the Fund's cost plus interest within a specified time (generally one day). Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Fund. A Fund will not enter into any repurchase agreement in an amount which would jeopardize the Fund's status as a regulated investment company or its ability to distribute tax-exempt dividends. Although a Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is each Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government or its agencies or instrumentalities and with respect to its relevant state's municipal securities. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, a Fund's risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, the risk is not material, since in the event of default, barring extraordinary circumstances, a Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. To the extent that proceeds from any sale upon a default are less than the repurchase price, however, a Fund could suffer a loss. In addition, a Fund may incur certain delays in obtaining direct ownership of the collateral.

Forward Commitments

   As described in the Funds' Prospectus, each Fund may purchase securities on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with its custodian, cash or high-grade, short-term obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on a Fund's total assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the municipal securities or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Forward commitments also involve the risk that should the securities ultimately not be issued or delivered and the price of comparable securities has increased, the cost of substitute securities having comparable par amounts, ratings and yields will be greater than originally contracted for. Although each Fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. Each Fund may realize short-term profits or losses upon the sale of forward commitments, which profits or losses may constitute capital gains or ordinary income depending upon a number of factors, including the number of sales of such commitments.

Temporary Investments

   Taxable obligations which a Fund may purchase for temporary liquidity purposes, or for temporary defensive purposes, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities of issuers having, at the time of purchase, a rating within the four highest grades (the highest grade with respect to The Kansas Insured Intermediate Fund) of Moody's or S&P; commercial paper rated P-1 or better by Moody's or A-1 or better by S&P; certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances, repurchase agreements and obligations of the Fund's relevant state with respect to any of the foregoing investments.

                             PORTFOLIO TURNOVER

   Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates, but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

   Each Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, including municipal securities, as well as on the reinvestment of the proceeds in other securities. Each Fund anticipates that its annual portfolio turnover rate will not exceed 75%. Portfolio turnover rate for a fiscal year is the ratio of the lesser of the dollar amount of the purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. Each Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Frequent changes in a Fund's portfolio securities may result in higher transaction costs for the Fund.

       BOND INSURANCE FOR THE KANSAS INSURED INTERMEDIATE FUND

   Each insured Kansas Municipal Security in which The Kansas Insured Intermediate Fund will invest, will be covered by Original Issue Insurance or Secondary Market Insurance. In any event, the Fund will invest in Kansas Municipal Securities insured by insurers having total admitted assets of at least $75 million, capital and surplus of at least $50 million and claims-paying ability ratings of "Aaa" by Moody's, "AAA" by S&P, "AAA" by Fitch IBCA, Inc., or "AAA" by Duff & Phelps. There is no limitation on the percentage of the Fund's assets that may be invested in Kansas Municipal Securities insured by any given insurer.

   ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal obligations by the issuer thereof or a third party in conjunction with the original issuance of such municipal obligations. Under such insurance, the insurer unconditionally guarantees, to the holder of the municipal obligation, the timely payment of principal and interest on such obligation when and as such payments shall become due, but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal obligations), the value of the shares of a Fund, or the market value of municipal obligations or payments of any tender purchase price upon the tender of the municipal obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal obligations resulting from the insolvency, negligence or any other act or omission of the trustee, or other paying agent for such obligations.

   In the event that interest on or principal of a Kansas Municipal Security, covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts or principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Kansas Municipal Securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Kansas Municipal Securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

   SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a Kansas Municipal Security, the Fund, or a third party may, upon the payment of a single premium, purchase insurance on such Kansas Municipal Security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities.

                    ADDITIONAL RISK CONSIDERATIONS

   An investment in the Funds are subject to a number of risks, some of which have been described in the Funds' Prospectus under "Fund Summary" for each Fund and the "Principal Risk Factors" Section. See also "Investments" and "Investment Objective, Policies and Restrictions" above for some of the risks associated with the Funds' investment policies. In addition to the foregoing, you should note that each Fund is a series of a registered investment company, the shares of which are being offered through the same prospectus.
Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the prospectus concerning another Fund.

   As described in the Prospectus, each of the Funds invests primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of municipal securities in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in municipal securities issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements.
The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a Fund's state and its various agencies and political subdivisions. The Adviser is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

   FACTORS PERTAINING TO KANSAS. Since The Kansas Municipal Fund and The Kansas Insured Intermediate Fund will invest substantially all of its assets in Kansas Municipal Securities, such Funds are susceptible to political and economic factors affecting issuers of Kansas Municipal Securities. Kansas is a largely rural state with a population of approximately 2.6 million. In 2000, Kansas experienced another year of moderate, but continued economic growth with stability in the areas of agricultural services, construction, transportation and public utilities and Finance, Insurance and Real Estate (or FIRE). During 2000, Kansas' average unemployment rate increased to 3.4%, up slightly from 3.0% in 1999. Nationally, the average unemployment rate was 4.0% for 2000. Since the state remains predominantly rural, agriculture is one of the most important sectors of the state's economy. Kansas leads the nation in wheat and sorghum production and is a major producer of sunflowers, hay and soybeans. However, continuing problems in the farm economy caused farm employment to fall 3.0% in 2000. In 2001, the agriculture sector is expected to remain soft as crop prices continue to languish, but overall, the economy should experience moderate growth. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years.

   FACTORS PERTAINING TO NEBRASKA. Since The Nebraska Municipal Fund will invest substantially all of its assets in Nebraska Municipal Securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska Municipal Securities. Along with positive population growth, Nebraska has enjoyed slow to moderate economic growth during the past several years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. Nebraska's economy slowed during 2000. Growth in the services sector, government jobs and manufacturing were offset by declines in construction activity, weak retail sales and slow income growth. Overall, the state's economy will likely grow slowly during 2001, reflecting a tight labor market and continued low farm income. As land values continued to rise and crop prices slowly began to rebound in 2000, net farm income declined further. This is likely to increase migration from rural areas to the cities of Nebraska.

   FACTORS PERTAINING TO OKLAHOMA. Since The Oklahoma Municipal Fund will invest substantially all of its assets in Oklahoma Municipal Securities, the Fund is susceptible to political and economic factors affecting the issuers of Oklahoma Municipal Securities. Oklahoma's economy has undergone significant diversification over the past two decades. Since the oil bust of the early eighties, the state has broadened its economic base to rely less on petroleum and agriculture. There have been sizable employment increases in the state's construction and service sectors over the past several years. These increases have helped offset recent losses in the state's traditionally strong manufacturing sector. While Oklahoma's overall economic performance has experienced positive growth during the 1990s, it is expected to slow somewhat in 2001 and 2002 due to tightening labor markets as well as a projected national economy slowdown. Employment growth was moderate at 1.9% in 2000 compared to 2.0% for the nation. Oklahoma continued to have one of the lowest unemployment rates in its region at 3.0%, compared to the national average of 4.0% for 2000.

Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. Certain limited exceptions include: deficiency certificates issued at the discretion of the Governor (however, the deficiency certificates may not exceed $500,000 in any fiscal year) and debts to repel invasion, suppress insurrection or to defend the State in the event of war.

To ensure a balanced annual budget, the State Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the State in the General Revenue Fund in the next ensuing fiscal year.

Beginning July 1, 1985, surplus funds were to be placed in a Constitutional Reserve Fund until the Reserve Fund equals 10% of the General Revenue Fund, as certification for the preceding fiscal year. Half of the Reserve Fund may then be appropriated under restricted conditions and will be considered special appropriations.


                         MANAGEMENT OF THE FUNDS

   The management of each Fund, including general supervision of the duties performed for a Fund under its Investment Advisory Agreement, is the responsibility of the Trust's Board of Trustees. The number of trustees of the Trust is four, one of whom is as "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940 (the "1940 Act") and three of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with the trustees or officers who are "interested persons" of the Trust indicated by an asterisk.

              NAME, ADDRESS           POSITION(S) HELD                PRINCIPAL OCCUPATION(S)
                AND AGE              WITH REGISTRANT (1)              DURING PAST 5 YEARS (2)
Lynn W. Aas                      Trustee                       Retired; Attorney; Director, ND Holdings,
904 NW 27th                                                     Inc. (May 1988 to August 1994), ND Insured Income Fund, Inc.
Minot, ND 58703                                                (December 1994 to August 1999), ND Tax-Free Fund, Inc.,
79                                                             (since December 1994) Montana Tax-Free Fund, Inc., (since
                                                               December 1994) South Dakota Tax-Free Fund, Inc., (since
                                                               December 1994) Integrity Fund of Funds, Inc., and Integrity
                                                               Small-Cap Fund of Funds, Inc. (since September 1998); Director,
                                                               First Western Bank & Trust

Orlin W. Backes                  Trustee                       Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.;
15 2nd Ave., SW - Ste. 305                                     Director, ND Tax-Free Fund, Inc. (since April 1995),
Minot, ND 58701                                                ND Insured Income Fund, Inc. (March 1995 to August 1999),
65                                                             Montana Tax-Free Fund, Inc. (since April 1995), South Dakota
                                                               Tax-Free Fund, Inc. (since April 1995), Integrity Fund of
                                                               Funds, Inc. (since April 1995), and Integrity Small-Cap Fund of
                                                               Funds, Inc. (since September 1998); Director, First Western
                                                               Bank & Trust

R. James Maxson                  Trustee                       Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.
15 2nd Ave., SW - Ste. 305                                     (since April 2000); Attorney, Farhart, Lian and Maxson, P.C.
Minot, ND 58701                                                (March 1976 to March 2000); ND Tax-Free Fund, Inc.
53                                                             (since January 1999), Montana Tax-Free Fund, Inc. (since
                                                               January 1999), South Dakota Tax-Free Fund, Inc. (since January
                                                               1999), Integrity Fund of Funds, Inc. (since January 1999), and
                                                               Integrity Small-Cap Fund of Funds, Inc. (since January 1999)

*Peter A. Quist                  Vice President                Attorney; Director and Vice President, ND Holdings, Inc.;
1 North Main                     and Secretary                 Director, Vice President and Secretary, ND Money Management,
Minot, ND 58703                                                Inc., ND Capital, Inc., ND Resources, Inc., ND Tax-Free Fund,
66                                                             Inc., ND Insured Income Fund, Inc. (November 1990 to August
                                                               1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
                                                               Inc. (since April 1995), Integrity Fund of Funds, Inc.,
                                                               Integrity Small-Cap Fund of Funds, Inc. (since September 1998),
                                                               The Ranson Company, Inc. (January 1996 to February 1997),
                                                               Ranson Capital Corporation (since January 1996), and
                                                               Director, ARM Securities Corporation (since May 2000)

                                    -19-

*Robert E. Walstad               Trustee, Chairman, President, Director and President (September 1987 to October 2001),
1 North Main                     and Treasurer                 ND Holdings, Inc.; Director, President and Treasurer,
Minot, ND 58703                                                ND Money Management, Inc., ND Capital, Inc., ND Resources,
57                                                             Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc.
                                                               (November 1990 to August 1999), Montana Tax-Free Fund, Inc.,
                                                               South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds,
                                                               Inc., and Integrity Small-Cap Fund of Funds, Inc.; Trustee,
                                                               Chairman, President and Treasurer, Ranson Managed Portfolios;
                                                               Director (since October 1999), and President (October 1999 to
                                                               October 2001),  Magic Internet Services, Inc.; Director,
                                                               President, CEO and Chairman, ARM Securities Corporation
                                                               (since May 2000)

--------------------

(1) Other than Mr. Maxson, Messrs. Aas, Backes and Walstad were elected to the Board of Trustees at a joint special meeting of the shareholders of The Kansas Municipal Fund, The Kansas Insured Municipal Fund-Limited Maturity and The Nebraska Municipal Fund of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996. Mr. R. James Maxson was elected to the Board of Trustees on December 4, 1998, effective January 1, 1999, following the retirement of Arthur A. Link.

(2) Except as otherwise indicated, each individual has held the office(s) shown for the past five years.

   Trustees, who are not "interested persons" as that term is defined in the 1940 Act of the Trust, are paid an annual fee of $10,000 for serving as a director or trustee, as the case may be, on the boards of all the funds in the Fund complex. In addition to the Trust (which includes the four Funds which are series of the Trust), the trustees are also directors of five open-end investment companies advised by ND Money Management, Inc., an affiliate of the Adviser. The annual fee paid to the trustees is allocated among the funds in the complex (including each Fund) as follows: Each fund pays a minimum of $500, and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Messrs. Quist and Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds.

   The following tables set forth compensation paid by each Fund to each of the trustees and total compensation paid to each trustee by all the funds in the complex for the calendar year ended December 31, 2000. The Funds have no retirement or pension plans.


                              COMPENSATION TABLE

                                              AGGREGATE*
                                             COMPENSATION            AGGREGATE*            AGGREGATE*             TOTAL**
                       AGGREGATE*           FROM THE KANSAS         COMPENSATION         COMPENSATION          COMPENSATION
                      COMPENSATION              INSURED               FROM THE             FROM THE            FROM FUNDS AND
NAME OF PERSON,      FROM THE KANSAS          INTERMEDIATE            NEBRASKA             OKLAHOMA             FUND COMPLEX
  POSITION(S)         MUNICIPAL FUND             FUND               MUNICIPAL FUND       MUNICIPAL FUND       PAID TO TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas
Trustee                    $2,379.10            $845.90               $1,183.90              $783.60              $10,000.00

Orlin W. Backes
Trustee                    $2,379.10            $845.90               $1,183.90              $783.60              $10,000.00
R. James Maxson(1)
Trustee                    $2,379.10            $845.90               $1,183.90              $783.60              $10,000.00

Peter A. Quist
Vice President, and
Secretary                     -0-                  -0-                     -0-                  -0-                    -0-
Robert E. Walstad
Trustee, Chairman,
President,
and Treasurer                 -0-                  -0-                     -0-                  -0-                    -0-
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                        $7,137.30             $2,537.70            $3,551.70            $2,350.80             $30,000.00
--------------------

 (1) Mr. Maxson was appointed to the board of each Fund on December 4, 1998, effective January 1, 1999.
* Based on compensation paid to the directors for the one-year period ended December 31, 2000 for services to the respective Fund.
** Based on the compensation paid to the trustees for the one-year period ended December 31, 2000 for services to the Funds and five other open-end funds advised by ND Money Management, Inc., an affiliate of the Adviser.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of November 15, 2001, the officers and Trustees of each Fund owned, as a group, less than 1% of the shares of each Fund.

   To the best of the knowledge of the respective Fund, as of November 15, 2001, the following persons owned, of record or beneficially 5%, or more of the shares of the Funds:

THE KANSAS INSURED INTERMEDIATE FUND
            Name                       Address                Percent Ownership

     SEI TRUST COMPANY          One Freedom Valley Drive,            17.68%
                                    Oakes, PA 19456
THE OKLAHOMA MUNICIPAL FUND
            Name                      Address                Percent Ownership

    RSPS Investments,             12201 North May Ave                 5.09%
      Inc. L.P.                 Oklahoma City, OK 73120

As of November 15, 2001, no person owned of record or was known by the respective Fund to own of record or beneficially 5% or more of the outstanding shares of The Kansas Municipal Fund or The Nebraska Municipal Fund.

                    CUSTODIAN AND TRANSFER AGENT

   Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody,
MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

   ND Resources, Inc. ("Resources" or the "Transfer Agent"), a wholly-owned subsidiary of ND Holdings, Inc. ("ND Holdings"), a North Dakota corporation, also provides each Fund with accounting services. Resources is located at 1 North Main, Minot, North Dakota 58703. For these services, Resources receives an accounting services fee payable monthly from each Fund equal to the sum of
(i) $2,000 per month and (ii) 0.05% of the respective Fund's average daily net assets on an annual basis for such Fund's first $50 million of average daily net assets, 0.04% of such Fund's average daily net assets on an annual basis for the Fund's next $50 million of average daily net assets, 0.03% of such Fund's average daily net assets on an annual basis for the Fund's next $100 million of average daily net assets, 0.02% of such Fund's average daily net assets on an annual basis for the Fund's next $300 million of average daily net assets, and 0.01% of such Fund's average daily net assets on an annual basis for the Fund's average daily net assets in excess of $500 million, together with reimbursement of Resource's out-of-pocket expenses.

   For the years ended July 30, 1999, July 31, 2000, and July 31, 2001 The Kansas Municipal Fund paid $74,511, $71,668, and $70,462 respectively, in administrative and accounting fees. For the year ended July 30, 1999, July 31, 2000, and July 31, 2001 The Kansas Insured Intermediate Fund paid Resources $34,563, $34,052, and $33,521 respectively, in administrative and accounting services fees. For the years ended July 30, 1999, July 31, 2000, and July 31, 2001 The Nebraska Municipal Fund paid Resources $39,190, $43,607, and $43,333 respectively, in administrative and accounting services fees.

   For the years ended July 30, 1999, July 31, 2000, and July 31, 2001 The Oklahoma Municipal Fund paid Resources $31,978, $32,149, and $32,420 respectively, in administrative and accounting services fees, of which $5,686, $0, and $0 respectively, was waived by Resources.

                         INDEPENDENT AUDITORS
   Each Fund's independent public accountant is Brady Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semiannual unaudited financial statements of the Funds. The independent auditors will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

              MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

   Ranson Capital Corporation (the "Adviser") has been retained by each Fund under a Management and Investment Advisory Agreement (each an "Agreement") to act as each Fund's investment adviser, subject to the authority of the Board of Trustees. The Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The address of the Adviser is 1 North Main, Minot, North Dakota 58703.

   The Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom a Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of a Fund if duly elected to such positions.

   For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.50% of the respective Fund's average daily net assets. Under the terms of each Agreement, the Adviser has agreed to pay all expenses of a Fund, including the Fund's management and investment advisory fee and the

Fund's dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% (.75% with respect to The Kansas Insured Intermediate Fund) of the Fund's average daily net assets on an annual basis (up to the amount of the investment advisory and management fee payable by the Fund to the Adviser in the case of The Kansas Municipal Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund). Reimbursements by the Adviser for such Fund expenses will be paid monthly based on annualized year to date expenses. All other expenses shall be paid by the respective Fund. In addition, the Adviser may at its own discretion from time to time waive fees and reimburse expenses. The table below sets forth the advisory fees paid by the Funds, net of any expenses reimbursements, and the fees waived and expenses reimbursed by the Adviser for the periods indicated.

                                              MANAGEMENT FEES
                                              NET OF EXPENSE REIMBURSEMENT                       FEE WAIVERS AND EXPENSE
                                              TO RANSON FOR THE YEAR ENDED                   REIMBURSEMENTS FOR THE YEAR ENDED
                                              -------------------------                  ------------------------------
                                        7/30/99   7/31/00   7/31/01                 7/30/99    7/31/00    7/31/01
The Kansas Municipal Fund               $592,103  $544,815  $521,210                     $0         $0         $0
The Kansas Insured Intermediate Fund     $76,432   $70,147   $62,672                $29,229    $30,414    $31,627
The Nebraska Municipal Fund             $107,311  $169,506  $174,801                $44,196    $26,643    $17,395
The Oklahoma Municipal Fund               $4,998      $332       $45                $70,643    $81,264    $83,361
------------------------

   The Agreement with each Fund will continue in effect from year to year if specifically approved by the Fund's trustees or the Fund's shareholders and by the Fund's disinterested trustees in compliance with the requirements of the 1940 Act. The Agreement may be terminated without penalty upon 60 days' written notice by either party and will automatically terminate in the event of assignment.

   Robert E. Walstad, a trustee and officer of the Trust, and Peter A. Quist, an officer of the Trust, are also directors and officers of the Adviser as indicated under "Management of the Funds."

CODE OF ETHICS

   You should also note that the Investment Adviser, Ranson Capital Corporation (the Funds' underwriter), and the Funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.

                          PORTFOLIO TRANSACTIONS

   Allocation of portfolio transactions to various brokers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Adviser may consider a number of factors in determining brokers to use for a Fund's portfolio transactions including the quality, quantity, price and nature of each firm's professional services. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Adviser may consider a broker's services including execution, clearance procedures, and wire service quotations. The Adviser may also consider statistical and other investment research information provided to the Funds and the Adviser. Research services may include advice as to the value of securities; quotes to value a Fund's assets; the advisability of investing in purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Any research benefits derived are available for all clients of the Adviser and not all the services may be used by the Adviser in connection with a Fund. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by one of its staff, the receipt of research information is not expected to materially reduce the Adviser's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms have sold or are selling shares of a Fund and that certain firms provide market, statistical or other research information to the Funds and the Adviser. The Adviser and the Funds may place orders to effect purchases and sales of portfolio securities with and pay brokerage commissions to brokers that are affiliated with the Funds, the Adviser or Distributor, or selected dealers participating in the offering of a Fund's shares. Subject to rules adopted by the Securities and Exchange Commission, a Fund may also purchase municipal securities from other members of underwriting syndicates of which the Distributor or other affiliates of the Funds are members.

   If it is believed to be in the best interests of a Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the respective Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of their services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

   If purchases or sales of securities for a Fund, for one or more Funds of the Trust, investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Funds, investment companies and other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

   The Funds expect that their portfolio transactions in municipal securities will generally be effected on a principal (as opposed to agency) basis and, accordingly, do not expect to incur significant brokerage commissions. Each Fund's cost of portfolio transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. Commissions will be paid on the Funds futures and option transactions, if any.

   While the Adviser will be primarily responsible for the placement of the Funds' business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

   The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which require that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to affiliated brokers.

   The table below reflects the aggregate commissions paid by the Funds for the periods indicated:

                                        COMMISSIONS PAID FOR FISCAL YEAR ENDED
                                             ----------------------------------
                                         7/30/99      7/31/00      7/31/01
The Kansas Municipal Fund                     $0           $0           $0
The Kansas Insured Intermediate Fund        $625           $0           $0
The Nebraska Municipal Fund                   $0           $0           $0
The Oklahoma Municipal Fund                   $0           $0           $0
-------------------

   Ranson Capital Corporation, the Funds' Distributor, was the only dealer through which transactions involving the payment of commissions was effected. Accordingly, 100% of the brokerage commissions paid by the Funds (as reflected above) were paid to Ranson Capital Corporation. Fluctuation in commissions were due to changes in procedures in the purchase and sale of municipal securities.

                            THE DISTRIBUTOR

   Shares of each Fund are offered on a continuous basis through Ranson Capital Corporation (the Distributor), a wholly-owned subsidiary of ND Holdings, Inc., 1 North Main, Minot, North Dakota 58703. Robert E. Walstad is a trustee, chairman, president and treasurer of the Trust, and Peter A. Quist is vice president and secretary of the Trust. Both Mr. Walstad and Mr. Quist are also directors and officers of the Distributor. Pursuant to a Distribution and Services Agreement with each Fund, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares. The Distributor receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the dealers who sold the shares; the Distributor may act as such a dealer. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

   Under the Distribution and Services Agreement between the respective Fund and the Distributor, the Distributor pays the expenses of distribution of a Fund's shares, including preparation and distribution of literature relating to a Fund and its investment performance and advertising and public relations material. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and of sending prospectuses to existing shareholders. The Distributor will permit its officers and employees to serve without compensation as Trustees and officers of the Funds if duly elected to such positions. Each Fund will pay the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states after the initial qualification of the shares. In addition, The Kansas Municipal Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the respective Fund will pay some costs of the distribution of its shares. The Kansas Municipal Fund, The Oklahoma Municipal Fund and The Nebraska Municipal Fund will each pay the Distributor annually 0.25% of the average daily net assets of respective Fund and the Distributor may in turn pay firms that sell the respective Fund's shares an annual service fee of up to 0.25% of average daily net assets of their customer accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by the Distributor. See "Shareholder Services Plan" below.

   Each Distribution and Services Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Board of Trustees of the Fund and by the Fund's Disinterested Trustees in compliance with the Investment Company Act of 1940. Each agreement applicable to The Kansas Municipal Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund may be terminated without penalty upon sixty days' written notice by the majority of the Disinterested Trustees or outstanding voting securities or ninety days' written notice by the Distributor and will automatically terminate if it is assigned. The agreement applicable to The Kansas Insured Intermediate Fund may be terminated by the Distributor or the Fund upon ninety days' written notice and will automatically terminate if it is assigned.

   The following table reflects the amount of underwriting commissions for each Fund and the amount retained by the Distributor for each of the last three fiscal years.

                                                                                            AMOUNT RETAINED
                                            UNDERWRITING COMMISSIONS                      BY THE DISTRIBUTOR
    FUND                                   FOR THE FISCAL YEAR ENDED                   FOR THE FISCAL YEAR ENDED
                                      -------------------------------          -------------------------------
                                  7/30/99     7/31/00     7/31/01          7/30/99     7/31/00     7/31/01
The Kansas
Municipal Fund                   $223,614    $128,669     $124,752         $34,200     $19,679     $19,080
The Kansas Insured
Intermediate Fund                 $29,792      $9,353       $6,228          $2,708        $850        $566
The Nebraska
Municipal Fund                   $128,966     $66,395      $90,421         $19,724     $10,155     $13,829
The Oklahoma
Municipal Fund                   $235,985     $88,312      $72,253         $36,092     $13,507     $11,050
-------------------

   The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions and any other compensation received by the Distributor from the respective Fund during the most recent fiscal year.

                                         NET UNDERWRITING
                                           DISCOUNTS AND                  BROKERAGE
FUND                                        COMMISSIONS                  COMMISSIONS                     OTHER
The Kansas
Municipal Fund                           $19,080                         $0                 $222,666*
The Kansas Insured
Intermediate Fund                           $566                         $0                       $0
The Nebraska
Municipal Fund                           $13,829                         $0                       $0
The Oklahoma
Municipal Fund                           $11,050                         $0                       $0

------------------------
* The Distributor received this amount under the 12b-1 plan of The Kansas Municipal Fund.

                       SHAREHOLDER SERVICES PLANS

   The Kansas Municipal Fund, The Nebraska Municipal Fund and The Oklahoma Municipal Fund have each adopted a shareholder services plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act.

   Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

   Under each Fund's Plan, The Kansas Municipal Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund will each pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund (the "12b-1 Fee"). The Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the "Accounts"), provided that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, the Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee to the Distributor is calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

   Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Funds' Board of Trustees, including a majority of the trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees"). Each Fund's Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

   The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required. The table below provides the fees paid by Funds, under the Plan, net of waivers, for the period indicated, and the amount of fees waived by the Distributor.

                                      12b-1 FEES PAID
                                         AFTER WAIVERS                         AMOUNT OF 12b-1 FEES WAIVED
                                       FOR FISCAL YEAR                              BY DISTRIBUTOR FOR
                                        ENDED 7/31/01                           FISCAL YEAR ENDED 7/31/01
The Kansas Municipal Fund             $222,666                                 $37,939
The Nebraska Municipal Fund                 $0                                 $96,098
The Oklahoma Municipal Fund                 $0                                 $41,703

   The 12b-1 Fees paid by The Kansas Municipal Fund during the fiscal year ended July 31, 2001 were spent as follows: $174,331 as compensation to broker-dealers for services; $3,939 on promotion and advertising; $11,899 on distribution-related overhead; $32,897 for salaries and payroll taxes and $-400 was absorbed by the Distributor.

   The Distributor is a wholly-owned subsidiary of ND Holdings. Robert E. Walstad and Peter A. Quist are directors and CEO and vice president, respectively, of Holdings. Mr. Walstad is also a trustee and officer of the Funds and a director and officer of the Distributor. Mr. Quist is an officer of the Funds and a director and officer of the Distributor. See "Management of the Funds." Mr. Walstad and Mr. Quist are also shareholders of ND Holdings and, accordingly, may indirectly benefit from the payment of 12b-1 Fees or brokerage commissions by the Funds to the Distributor.

     ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES

You may purchase shares of a Fund at the public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The examples assume a purchase on July 31, 2001 of shares from the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based on net asset value of the shares:

                                          THE KANSAS                 THE NEBRASKA                THE OKLAHOMA
                                          MUNICIPAL                    MUNICIPAL                   MUNICIPAL
                                             FUND                        FUND                         FUND
Net asset value per share             $11.92                    $11.23                     $11.47

Per Share Sales Charge ___ 4.25%
of public offering price (4.44%
of net asset value per share)           $.53                      $.50                       $.51

Per Share Offering Price to
the Public                            $12.45                    $11.73                     $11.98

Shares Outstanding (July 31, 2001)   8,710,564                 3,434,173                 1,580,526

                                                                                                THE KANSAS INSURED
                                                                                                INTERMEDIATE FUND
Net asset value per share                                                                  $11.93

Per Share Sales Charge __ 2.75% of public offering price
(2.83% of net asset value per share)                                                         $.34

Per Share Offering Price to the Public                                                     $12.27

Shares Outstanding (July 31,2001)                                                       1,570,150

   Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor.
Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

   Each Fund receives the net asset value of all its respective shares that are sold. The Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time the Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which the Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale.

   Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

   In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares unless requested to do so by notifying the Transfer Agent in writing that the investor elects not to be enrolled in the open account program. You may write to the Transfer Agent, ND Resources, Inc., at 1 North Main, Minot, North Dakota 58703. The Transfer Agent will send share certificates representing the full and fractional shares of the respective Fund and you will be required to surrender the certificates to redeem or exchange such shares. Fund share certificates will be mailed within 10 days of an investor's request. Certificates will not be sent outside of the United States. Investors should promptly notify the respective Fund if certificates are not received. A Fund will not file a mail loss claim later than one year after the issuance of Fund share certificates. After one year, investors requesting replacement certificates may be required to post an insurance bond in the amount of 2% of the market value of the certificated shares.

MINIMUM INVESTMENT
   The minimum initial investment is $1,000, and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains). Each Fund reserves the right to redeem its Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

                         SALES CHARGE REDUCTIONS

LETTERS OF INTENT

   An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge. In connection with the determination of sales charges applicable to the purchase of shares of a Fund, the Letter of Intent program will take into account investments in shares of any other mutual fund carrying a sales load of which Ranson Capital Corporation is the Distributor.

GROUP PROGRAM

   Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

   DESCRIPTION OF GROUP PROGRAM. If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Funds' Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

   CRITERIA FOR THE GROUP PROGRAM. The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

     (a) The administrator of an investor's investment program must have entered into an agreement with the Distributor.

     (b) Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

     (c) Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

   ADDITIONAL CRITERIA FOR THE GROUP PROGRAM. As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

RIGHTS OF ACCUMULATION

   A purchase of shares may qualify for a cumulative quantity discount. The applicable sales charge will be based on the total of:

     (a)   the investor's current purchase; and

     (b) the net asset value (at the close of business on the previous day) of the shares of the Funds held by an investor.

   For example, if an investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

   To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

CONCURRENT PURCHASES

   An investor who concurrently purchases shares of The Kansas Insured Intermediate Fund and shares of The Kansas Municipal Fund will be charged the sales charge on the respective purchase at the level specified in the respective prospectus based on the aggregate dollar value of the combined purchases.

   An investor or his or her dealer or agent must notify the Transfer Agent whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated by the Distributor at any time. For more information about quantity discounts, contact the dealer or agent from which the Funds' Prospectus was obtained or the Distributor.

                          SALES LOAD WAIVERS

   Shares of the Funds may be sold at net asset value to the officers and Trustees of the Funds, to any subsidiary companies of Ranson Capital Corporation and to any employees of Ranson Capital Corporation or to members of their immediate families. Immediate family members shall include spouses, children, fathers, mothers, brothers or sisters. Shares of the Funds may also be sold at their net asset value to broker-dealers having sales agreements with Ranson Capital Corporation, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with Ranson Capital Corporation, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds.

   Financial institutions may purchase shares of The Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a sales charge equal to 0.75% of the public offering price (0.76% of the net amount invested), which includes a dealer allowance of 0.70% of the public offering price. State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above may also purchase shares of the Fund.

UNIT INVESTMENT TRUST REINVESTMENT

   Investors in any Series of The Kansas Tax-Exempt Trust formerly sponsored by Ranson may reinvest distributions of principal and interest from such trust in shares of The Kansas Municipal Fund or The Kansas Insured Intermediate Fund with no sales charge and no minimum investment. Investors in any Series of The Nebraska Tax-Exempt Trust formerly sponsored by Ranson may reinvest distributions of principal and interest from such trust in shares of The Nebraska Municipal Fund with no sales charge and no minimum investment. Such Funds reserve the right to modify or terminate this program at any time.

REDEMPTIONS FROM OTHER FUNDS

   Shares of the Funds may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption of shares of an unrelated investment company which does not impose a contingent deferred sales charge or redemption fee and where the investor paid an initial sales charge. Purchases must be made within 60 days of the redemption date. Each Fund reserves the right to modify or terminate this privilege at any time.

   In addition, shares of The Kansas Insured Intermediate Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption of shares of The Kansas Municipal Fund.
Similarly, where the amount invested is documented to be proceeds from the redemption of shares of The Kansas Insured Intermediate Fund, shares of The Kansas Municipal Fund may be purchased at net asset value plus a sales charge equal to the difference between the sales charge set forth under "The Shares
We Offer" in the Prospectus and the sales charge originally paid with respect to the redeemed shares of The Kansas Insured Intermediate Fund. Purchases must be made within 60 days of the redemption date. The Kansas Municipal Fund and The Kansas Insured Intermediate Fund reserve the right to modify or terminate these privileges at any time.

                             SPECIAL PROGRAMS

EXCHANGE PRIVILEGE

   By contacting the Transfer Agent, a shareholder may exchange some or all of his shares into any of the funds underwritten by ND Capital, Inc., or Ranson Capital Corporation at net asset value, subject to these conditions: (1) When exchanging into shares of a back-end load fund, no contingent deferred sales charge will be imposed upon redemption of the newly acquired shares, (2) Shares must be held for at least six months prior to exchange when exchanging into a higher-load fund, and (3) When exchanging into another single-state municipal fund, the shareholder must be a resident of that state or any other state in which the Fund is registered.

   Each exchange involves the redemption of fund shares to be exchanged and the purchases of fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the fund whose shares he owns before making an exchange.

   For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SYSTEMATIC WITHDRAWAL PROGRAM

   The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly or annually. Sufficient shares will be redeemed from the investor's account for the designated amount so that the payee will receive it approximately the first of each month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

   It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Therefore, a Fund will not knowingly permit an investor to make additional investments of less than $5,000 if an investor is at the same time making systematic withdrawals at a rate greater than the dividend distributions being paid on such investor's shares. Each Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice, and investors may withdraw from the program at any time. For additional information, see "Systematic Withdrawal Plan" in the Funds' Prospectus.

PREAUTHORIZED INVESTMENT PROGRAM

   An investor may establish an automatic investment program with his or her Fund account. With the Preauthorized Investment Program, monthly investments (minimum $50) are made automatically from an investor's account at a bank, savings and loan or credit union into such investor's Fund account. The Preauthorized Investment Program may not be used with passbook savings accounts. Each Fund reserves the right to modify or terminate this program at any time. See "Systematic Investing-The Preauthorized Investment Program" in the Funds' Prospectus for additional information.

REINSTATEMENT PRIVILEGE

   An investor who has redeemed shares of a Fund may reinvest up to the full amount of such redemption at net asset value at the time of reinvestment.
An investor using this privilege a year or more after such investor redeemed shares of the respective Fund must file a new account application and provide proof that such investor was a shareholder of the Fund. See "Taxes" regarding the potential tax implications of exercising this privilege. Each Fund reserves the right to modify or terminate this privilege at any time.

                         REDEMPTION OF SHARES

   Any shareholder may require its respective Fund to redeem shares. Redemption requests must be in writing, accompanied by any issued certificates (for investor protection, certificates should be sent by registered mail). Redemption requests over $50,000 and any certificates or stock power must be endorsed by all registered owners with signatures guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

   Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Distributor and from which this Prospectus was received, which dealer or agent will telephone such request to the Distributor. The investor will receive the net asset value next determined after the Distributor receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Whether shares are redeemed by the Fund or sold through an investor's dealer or agent, a check for the proceeds ordinarily will be mailed to an investor or his or her dealer or agent as promptly as practicable but in no event later than seven days after a redemption request or repurchase order and share certificates (if any) are received in proper form as set forth above.

                          DIVIDENDS AND TAXES

DIVIDENDS

   All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year at or around the end of the Fund's fiscal year. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

   Each Fund automatically will credit monthly distributions and any capital gain distributions to an investor's account in additional shares of the respective Fund valued at net asset value on the date such distributions are payable, without sales charge, unless an investor notifies the Transfer Agent to have distributions received in cash. Distributions that are reinvested are treated as cash distributions for income tax purposes.

   A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

   Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

TAXES

   Each Fund has elected and intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, and timely distributes to shareholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its long-term capital gain over its short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to shareholders. In addition, to the extent the Fund distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of RICs. The Fund intends to timely distribute its taxable income (including any net capital gains) to avoid imposition of federal income tax or the excise tax. If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, a Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to shareholders of the respective Fund would be taxable to such shareholders as ordinary income to the extent of the earnings and profits of the Fund, including distributions that would otherwise qualify as exempt-interest dividends.

   In addition, each Fund intends to invest in sufficient municipal securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. Each Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the respective Fund's total assets consists of tax-exempt municipal securities. Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

   Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash. The percentage of all distributions of earnings other than exempt-interest dividends paid by a Fund, such as net realized investment income received from investments in debt securities other than municipal securities, and any net realized short-term capital gains (including certain amounts deemed distributed) will generally be taxable to the shareholders as ordinary income. Any distribution of net realized long-term capital gains (including amounts deemed distributed) which are properly designated as capital gains dividends by the Fund will generally be subject to federal taxation as long-term capital gains ("long-term capital gain distributions"), regardless of the length of time the investor has held such shares. The Internal Revenue Service Restructuring and Reform act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain realized from property (with certain exclusions) is generally subject to a maximum marginal stated rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the shares. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

   Distributions to shareholders will be taxable to shareholders in the manner described above, regardless of whether the shareholder receives the dividends or reinvests them in additional shares of the Fund. All taxpayers are required to report to the Internal Revenue Service on their tax returns the amount of tax-exempt interest earned during the year, including exempt interest dividends from a Fund.

   "The Revenue Reconciliation Act of 1993" (the "1993 Tax Act") subjects tax-exempt municipal securities to the market discount rules of the Code effective for municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimus rule. Market discount can arise based on the price a Fund pays for municipal securities. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Fund holds a municipal security would be recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund's taxable income, would be taxable to shareholders as ordinary income.

   For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

   Exempt-interest dividends received by a shareholder which are not attributable to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

   Distributions from a Fund will not generally be eligible for the dividends received deduction for corporations.

   A Fund is required by law to withhold a specified percentage of taxable dividends and certain other payments, including redemption payments, paid to non-corporate investors who do not certify to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and in certain other circumstances.

   Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceeds certain base amounts. Exempt interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient's income exceeds certain established amounts.

   Redemption of shares of a Fund will be a taxable transaction for federal income tax purposes, and such investors will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that investors hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if investors have held such shares for a period of more than one year. In the case of shareholders holding shares of a Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the six-month period or less that the investor owns the shares. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares or the acquisition of a contract or option to acquire securities that are substantially identical to the respective Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, an investor cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a "load charge," such charge does not include amounts paid with respect to the reinvestment of mutual fund share dividends) in computing gain or loss on the sale of shares of a Fund if the investor sells such shares within 90 days of the date the shares are acquired and the investor obtains and subsequently exercises the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge (However, such charges shall be treated as incurred in connection with the reinvestment in shares).

   The 1993 Tax Act, the Tax Act includes a provision that may recharacterize capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. It is possible that this provision could result in the recharacterization of amounts or distributions otherwise characterized as capital gains by a Fund or a shareholder as ordinary income. Shareholders of a Fund should consult with their advisers regarding the potential effect of this provision on their investment in shares of the Fund.

   Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees, and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation do not include expenses incurred by a Fund so long as shares of the Fund are held by 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by less than 500 persons, additional taxable income may be realized by individual (and other noncorporate) shareholders in excess of the distributions received from the Fund.

   The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of gain (but not loss) recognition and for purposes of measuring the holding period. Shareholders should consult their own tax advisors with regard to any such constructive sales rules.

   Except to the extent described in the Funds' Prospectus under "Appendix-Additional State Information" regarding Kansas, Nebraska, and Oklahoma income taxation, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Taxpayers should consult their own advisers regarding the consequences under such taxes with respect to the purchase, ownership and disposition of shares of the Funds.

   Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the respective Fund.

STATE TAXES

   THE KANSAS MUNICIPAL FUND AND THE KANSAS INSURED INTERMEDIATE FUND. To the extent that exempt-interest dividends are derived from interest on Kansas Municipal Securities or insurance proceeds under any insurance policies which represent maturing interest on defaulted Kansas Municipal Securities that are exempt from Kansas income taxes, such dividends will also qualify as exempt from Kansas income taxes. Otherwise, both the nonqualifying exempt-interest dividends and dividends taxable for federal income tax purposes as ordinary income will be subject to income tax in the hands of the shareholders of The Kansas Municipal Fund and The Kansas Insured Intermediate Fund. Distributions treated as long-term capital gains for federal income tax purposes will generally receive the same characterization under Kansas law. Corporations and banks are urged to consult their own tax advisers before investing in The Kansas Municipal Fund and The Kansas Insured Intermediate Fund.

   THE NEBRASKA MUNICIPAL FUND. To the extent that exempt-interest dividends are derived from interest on Nebraska Municipal Securities that is exempt from the Nebraska income tax and the Nebraska alternative minimum tax, such dividends will also qualify as exempt from the Nebraska income tax and the Nebraska alternative minimum tax. To the extent that exempt interest dividends are derived from interest on Nebraska Municipal Securities that is included in the computation of the Nebraska alternative minimum tax, such dividends will also be included in the computation of the Nebraska alternative minimum tax. Any nonqualifying exempt-interest dividends and dividends taxable for federal income tax purposes as ordinary income will be taxable for Nebraska income tax purposes to the shareholders of The Nebraska Municipal Fund. Distributions treated as long-term capital gains for federal income tax purposes will generally receive the same characterization under Nebraska law. In the case of shareholders that are subject to the Nebraska financial institutions franchise tax, dividends from the Fund may affect the determination of such shareholders' maximum franchise tax. Financial institutions are urged to consult their own advisers before investing in The Nebraska Municipal Fund.

   THE OKLAHOMA MUNICIPAL FUND. To the extent that exempt-interest dividends are derived from interest on Oklahoma Municipal Securities that is exempt from the Oklahoma income tax, such dividends will also qualify as exempt from the

Oklahoma income tax. However, to the extent that exempt-interest dividends are derived from interest on Oklahoma Municipal Securities that is not exempt from Oklahoma income tax, such dividends will be taxable for Oklahoma income tax purposes to the shareholders of The Oklahoma Municipal Fund. As discussed earlier such Fund may invest up to 30% of its total assets in Oklahoma Municipal Securities which are subject to Oklahoma state income taxes. Any nonqualifying exempt-interest dividends and dividends taxable for federal income tax purposes as ordinary income will be taxable for Oklahoma income tax purposes to the shareholders of The Oklahoma Municipal Fund.
Distributions treated as long-term capital gains for federal income tax purposes will generally receive the same characterization under Oklahoma law.

   The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal income taxation as in effect as of the date of this Statement of Additional Information. Investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

    ADDITIONAL INFORMATION REGARDING ORGANIZATION AND SHARE ATTRIBUTES

   Ranson Managed Portfolios is a non-diversified, open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust ("Trust Agreement") dated August 10, 1990, and is the type of organization commonly known as a "Massachusetts business trust." It is a series company as contemplated under Rule 18f-2 under the 1940 Act. Each of the Funds is a non-diversified management investment company organized as a series of the Trust. Each Fund is a separate series issuing its own shares. The Funds currently are the only outstanding series of the Trust. The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

   The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, from each series that is designated by the Board of Trustees. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such portfolio with each other share of such portfolio and to such dividends and distributions out of the income belonging to such portfolio as are declared by the Trustees. The shares do not have cumulative voting rights nor any preemptive rights or conversion rights. In case of a liquidation, subject to the rights of creditors, the holders of shares of each portfolio being liquidated will be entitled to receive as a Series an equal proportionate interest in the distribution out of the net assets belonging only to that portfolio. Under the Trust Agreement, expenses attributable to any specific portfolio (whether start-up for a new portfolio or on-going operating expenses) will be borne by that portfolio. Any general expenses of the Fund not readily identifiable as belonging to a particular portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, usually in proportion to the portfolio's relative net assets. The net asset value of the shares of any portfolio will be computed based only upon the net assets of such portfolio.

   Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Fund as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of Fund shareholders and provides that the Fund shall assume the defense on behalf of its shareholders. Thus, the risk of Fund shareholder liability is slight and limited to a circumstance where a Fund itself is unable to meet its obligations.

   As a general matter, each Fund is not required to and does not intend to hold annual or other meetings of the respective Fund's shareholders. However, the Trust Agreement provides for Fund shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (such as a Fund's Management and Investment Advisory Agreement and the Distribution and Services Agreement); (c) any termination or reorganization of the Trust or any Fund to the extent and as provided in the Trust Agreement; (d) any amendment of the Trust Agreement (other than amendments establishing and designating new series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is internally inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for a Fund to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Fund or the shareholders; and (f) with respect to such additional matters relating to the respective Fund as may be required by the 1940 Act (such as changes in a Fund's investment policies and restrictions), the Trust Agreement, the by-laws of a Fund, or any registration of a Fund with the Securities and Exchange Commission or any state or as the Trustees may consider necessary or desirable.

   Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. In connection with the shareholders' right to remove a Trustee, shareholders will be assisted with their communication in such manner.

   Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires, or is removed by the shareholders or two-thirds of the Trustees.

   The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all Fund shares entitled to vote, irrespective of portfolio, shall be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act, such requirements as to a separate vote by that portfolio shall apply in lieu of the aggregate voting as described above, and (b) when the Trustees have determined that the matter affects only the interests of one or more portfolios, then only shareholders of the affected portfolios shall be entitled to vote thereon.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company with separate portfolios like this Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio "affected by" such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless the interests of each portfolio in the matter are substantially identical or the matter does not affect any interests of such portfolio. The Rule specifically exempts the selection of independent auditors, the approval of principal underwriting contracts and the election of trustees from such separate voting requirements. In addition, the Rule provides that a majority vote of a portfolio's shareholders is effective approval of an advisory contract for that series, unless state law requires otherwise. In addition, changes in certain investment policies of an investment company are also subject to separate voting requirements.

   The Trust Agreement provides that the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast on a matter (or if voting is to be by portfolio, shareholders of each portfolio entitled to vote at least thirty percent (30%) of the votes entitled to be cast by each portfolio) shall constitute a quorum. This permits a meeting of shareholders of a Fund to take place even if less than a majority of the shareholders are present on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum (the election of Trustees and the ratification of the selection of independent public accountants are examples). Some matters requiring a larger vote under the Trust Agreement, such as termination or reorganization of a Fund and certain amendments of the Trust Agreement, would not be affected by this provision. This is also true with respect to matters which under the 1940
Act require the vote of a majority of the outstanding voting shares (as defined below) of the Trust or a particular portfolio.

   As used in this Statement of Additional Information, the term "majority of the outstanding shares" of either the Trust or a particular portfolio of the Trust means the vote of the lesser of (i) 67% or more of the shares of the Trust or such portfolio present or represented by proxy at a meeting, if the holders of more 50% of the outstanding shares of the Trust or of such portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such portfolio.

   Under the terms of the Trust Agreement, a Trustee is liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or of law.
The Trust Agreement provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust (or the predecessor corporation) but such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also provides that any agreement or undertaking by the Trustees on behalf of the Trust is binding upon the Trust only and not on the Trustees personally.

                           EXPENSES OF THE FUND

Each Fund's expenses include, among others, management and investment advisory fees, accounting and administrative fees, taxes, brokerage fees and commissions, if any, fees of Disinterested Trustees, any Rule 12b-1 distribution or service fees, expenses of Trustees' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Distributor), expenses of printing and mailing certificates, association membership dues, charges of a Fund's custodian, and bookkeeping, auditing and legal expenses, and the fees and expenses of registering a Fund and its shares with the Securities and Exchange Commission, registering or qualifying its shares under state securities laws and the expenses of preparing and mailing prospectuses and reports to shareholders.

                            PERFORMANCE DATA

   From time to time, a Fund may advertise several types of performance information. These are "current yield," "tax equivalent yield," "distribution rate," "average annual total return," and "total return" figures. Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Fund. These various measures of performance are described below.

In addition, from time to time, a fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes and may also be compared to the performance of other fixed income or government bond mutual funds or mutual fund indexes as reported by entities such as Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely recognized independent mutual fund reporting service. Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

YIELD

   Yield reflects the income per share deemed earned by a Fund's portfolio investments. The current yield for the one-month period ending July 31, 2001, for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund was 4.72%, 4.34%, 4.53% and 4.76%, respectively. Absent fee waivers and expense assumptions, the 30-day SEC yield as of July 31, 2001 for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund was 3.388%, 3.462%, 3.742% and 4.841%, respectively.

   Current yield is determined in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission by dividing the net investment income earned per share for a stated period (normally one month or thirty days) and by the maximum public offering price on the last day of the evaluation period according to the following formula:

       CY = 2{(a-b/cd + 1)6 -1}

Where:

   a = Dividends and interest earned during the period

   b = Expenses accrued for the period (net of reimbursements)

   c = Average daily number of shares outstanding during the period that were entitled to receive dividends

   d = The maximum offering price per share on the last day of the period

   The Securities and Exchange Commission's rules for calculating current yield require the use of certain standardized accounting practices which are not necessarily consistent with those used by a Fund in the preparation of its audited financial statements or federal tax return. A Fund's yield may therefore not equal its distribution rate, the income paid to an investor's account or the income reported in the Fund's financial statements. Each
Fund's current yield figure is based upon historical results and is not necessarily representative of future performance.

TAX EQUIVALENT YIELD

   Tax equivalent yield shows the yield from a taxable investment which would produce an after tax yield equal to that of a fund that invests in tax-exempt securities. The tax equivalent yield for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund, for the one-month period ending July 31, 2001, was 8.59%, 7.90%, 8.28% and 8.71%, respectively. The tax equivalent yield is determined by dividing that portion of current yield which is tax-exempt by the remainder of one minus a stated combined federal and state income tax rate and adding the product to that portion of current yield, if any, that is not tax-exempt.

   The tax equivalent yield for each Fund for the one-month period ending July 31, 2001, was calculated as follows:

   TEY  =  CY
       (1-SITR)

Where:

                                     THE KANSAS          THE KANSAS INTERMEDIATE           THE NEBRASKA              THE OKLAHOMA
                                   MUNICIPAL FUND            INSURED FUND                  MUNICIPAL FUND           MUNICIPAL FUND
TEY    = Tax equivalent
         Yield                      8.59%                   7.90%                      8.28%                   8.71%
CY     = Current
         Yield                      4.72%                   4.34%                      4.53%                   4.76%
SITR   = Combined Federal
         and State Income
         tax rate*                 45.05%                  45.05%                     45.28%                  45.35%
--------------------------

* The calculations were based on the highest marginal federal and state tax rates for 2001.

DISTRIBUTION RATE

   The distribution return for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund, for the one-month period ending July 31, 2001, was 4.69%, 4.31%, 4.52% and 4.74%, respectively. A Fund's distribution return is computed by dividing the income per share by the number of days in the current month, and the quotient is multiplied by 360. The result is divided by the offering price per share on the last day of the month. The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution return may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   Accordingly, the distribution return for each Fund for the one-month period ending July 31, 2001, was calculated as follows:

   DR  =  IPS(360)/30
              POP

Where:

                                                 THE KANSAS         THE KANSAS INSURED        THE NEBRASKA       THE OKLAHOMA
                                                MUNICIPAL FUND      INTERMEDIATE FUND        MUNICIPAL FUND     MUNICIPAL FUND
DR   = Distribution return                      4.69%              4.31%                 4.52%            4.74%
IPS   = Income per share                      $.050063           $.045407              $.045267         $.048583
POP = Public offering price per share          $12.45             $12.27                $11.73           $11.98

AVERAGE ANNUAL TOTAL RETURN

   Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission according to the following formula:

     P(1+T)n = ERV

Where:

     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return
     N    =  number of years
     ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), assuming reinvestment of all dividends and distributions

   Pursuant to the formula, the average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period reduced by the maximum sales charge in effect on that date and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   The following table reflects the average annual total return for each of the Funds for the periods indicated:

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                              -------------------------
                                        ONE YEAR1         FIVE YEARS1       TEN YEARS1       FROM INCEPTION1&2
                                              ENDED              ENDED            ENDED              THROUGH
                                          JULY 31, 2001    JULY 31, 2001    JULY 31, 2001       JULY 31, 2001
The Kansas Municipal Fund                 3.54%            3.78%          5.41%             5.55%
The Kansas Insured Intermediate Fund      3.79%            3.51%          N/A               4.49%
The Nebraska Municipal Fund               5.34%            4.58%          N/A               4.32%
The Oklahoma Municipal Fund               5.11%            N/A            N/A               4.26%

---------------------

1 The return includes the effect of the maximum front-end sales load of 4.25% (2.75% with respect to The Kansas Insured Intermediate Fund).

2 The inception date for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund is November 15, 1990, November 23, 1992, November 17, 1993, and September 25, 1996, respectively.

   All performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN

   Cumulative total return reflects a Fund's performance over a stated period of time and is computed as follows:

     TR = ERV - P
            P

Where:

     TR     =   Total return

     ERV    =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

     P      =   a hypothetical initial payment of $1,000

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. The following table shows the total return for the Funds, without including the effect of the sales charge, for the periods indicated:

         FUNDS                                                     PERIOD                                   TOTAL RETURN
The Kansas Municipal Fund                    November 15,  1990 - July 31, 2001                      86.22%
The Kansas Insured Intermediate Fund         November 23,  1992 - July 31, 2001                      50.62%
The Nebraska Municipal Fund                  November 17,  1993 - July 31, 2001                      44.63%
The Oklahoma Municipal Fund                  September 25, 1996 - July 31, 2001                      27.86%

   These cumulative total return figures would be reduced if the calculation took into account the effect of the sales charge. Cumulative total returns may be presented in advertising and sales literature taking into account the effect of sales charges. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. A Fund's shares are sold at net asset value plus a maximum sales charge set forth in the Funds' Prospectus. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at net asset value, which may be more or less than original cost.

FINANCIAL STATEMENTS

   The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated by reference. The Annual Report accompanies this Statement of Additional Information.

                          APPENDIX A
                     RATINGS OF INVESTMENTS
    Standard & Poor's Ratings Group-A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                       LONG TERM DEBT
    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does nor perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:
     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation;
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

    AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
                                  A-1
    A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    SPECULATIVE GRADE RATING
    Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

    BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned in actual or implied 'BBB-' rating.

    B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

    CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.
                                   A-2
    C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating.
         The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

    L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

(    Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

    NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          MUNICIPAL NOTES

    An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).
     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

    SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3   Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                        COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-l' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

    A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'
                                 A-4
    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B     Issues rated 'B' are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

    Moody's Investors Service, Inc.-A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                     LONG TERM DEBT
    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment may take into consideration obligors such as guarantors, insurers or lessees.
    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
                                   A-5
    2.    Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

    AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated 'BB', 'B', 'CCC, 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

    BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

    B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.
                                    A-6
    CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

    C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes; the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.
The investor should exercise judgment with respect to such likelihood and risk.

    L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

(    Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                A-7
    NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                  MUNICIPAL NOTES

    An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

    SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3   Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                             COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
                                   A-8
Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:
    A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

    Moody's Investors Service, Inc.-A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                      LONG TERM DEBT

    Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
                                  A-9
    Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations.
           Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con(..)Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
                                  A-10
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

                 MUNICIPAL SHORT-TERM  LOANS
MIG 1/VMIG 1     This designation denotes best quality.  There is present
                 strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security
                 elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection
                  commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

      -Leading market positions in well-established industries.

      -High rates of return on Fund employed.

      -Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                                    A-11
      -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Duff & Phelps, Inc.-A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                     LONG TERM DEBT

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale.
Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.
                                      A-12

  Rating Scale                                Definition
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                 High credit quality.  Protection factors are strong.
AA                  Risk is modest, but may vary slightly from time to time
AA-                 because of economic conditions.

A+                  Protection factors are average but adequate.  However,
AA                  risk factors are more variable and greater in periods
AA-                 of economic stress.

BBB+                Below average protection factors but still considered
BBB                 sufficient for prudent investment. Considerable
BBB-                    variability in risk during economic cycles.

B+                  Below investment grade but deemed likely to meet
B                   obligations when due.  Present or prospective
B-                  financial protection factors fluctuate according to
                    industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

CCC Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                    Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                  Preferred stock with dividend arrearages.
                                  A-13
                      SHORT-TERM DEBT RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of Fund including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term Fund on an ongoing basis.

    The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and 'l-' (one minus) to assist investors in recognizing those differences.

    These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

     Rating Scale                      Definition
                    HIGH GRADE

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of Fund, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
                    GOOD GRADE
                                     A-14
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                    SATISFACTORY GRADE

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                    NON-INVESTMENT GRADE

D-4 Speculative investment characteristics. Liquidity is not sufficient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                    DEFAULT

D-5 Issuer failed to meet scheduled principal and/or interest payments.

    Fitch IBCA, Inc.-A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG TERM DEBT

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor or the tax-exempt nature or taxability of payments made in respect of any security.
                                  A-15
    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

    AAA   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

    A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

    BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
                                    A-16
    B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C     Bonds are in imminent default in payment of interest or principal.

    DDD,  Bonds are in default on interest and/or principal payments.
    DD    Such bonds are extremely speculative and should be valued on the
    and   basis of their ultimate recovery value in liquidation or
    D reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                       SHORT-TERM RATINGS
    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-l+   Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1    Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

    F-2    Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-l' ratings.

    F-3    Fair Credit Quality Issues assigned this rating have
            characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
                                     A-17


Part C.     Other Information
Item 23.    Exhibits:
      (a) Agreement and Declaration of Trust for Registrant dated August 10, 1990. 3

      (b)   By-Laws of Registrant.3

      (c)   Specimen Certificate for The Kansas Municipal Fund.3

(d)(1)(a) Management and Investment Advisory Agreement between Registrant and Ranson Capital Corporation ("Ranson") on behalf of The Kansas Municipal Fund.3

(d)(1)(b) Management and Investment Advisory Agreement between Registrant and Ranson on behalf of The Kansas Insured Intermediate Fund.3

(d)(1)(c) Management and Investment Advisory Agreement between Registrant and Ranson on behalf of The Nebraska Municipal Fund.3

(d)(1)(d) Management and Investment Advisory Agreement between Registrant and Ranson on behalf of The Oklahoma Municipal Fund.3

(e)(1)(a) Distribution and Services Agreement between Registrant and Ranson on behalf of The Kansas Municipal Fund.3

(e)(1)(b) Distribution and Services Agreement between Registrant and Ranson on behalf of The Kansas Insured Intermediate Fund.3

(e)(1)(c) Distribution and Services Agreement between Registrant and Ranson on behalf of The Nebraska Municipal Fund.3

(e)(1)(d) Distribution and Services Agreement between Registrant and Ranson on behalf of The Oklahoma Municipal Fund.3

   (e)(2)   Dealer Agreement.3

      (f)   Not applicable.

      (g) Custodian Agreement between Registrant and Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody on behalf of all Series.2

   (h)(1) Transfer Agency Agreement between Registrant and ND Resources, Inc. on behalf of all Series.4

   (h)(2) Accounting Services Agreement between Registrant and ND Resources, Inc. on behalf of all Series.5

(i)(1)(a) Opinion and Consent of Chapman and Cutler for The Kansas Municipal Fund dated November 14, 1990.3

(i)(1)(b) Opinion and Consent of Chapman and Cutler for The Kansas Insured Intermediate Fund dated November 12, 1992.3

(i)(1)(c) Opinion and Consent of Chapman and Cutler for The Nebraska Municipal Fund dated November 16, 1993.3

(i)(1)(d) Opinion and Consent of Chapman and Cutler dated September 25, 1996 for The Oklahoma Municipal Fund.5

(i)(1)(e) Opinion and Consent of Chapman and Cutler dated November 29, 1999 for all Series.3

(i)(1)(f) Opinion and Consent of Peter A. Quist dated November 29, 2000 for all Series.1

(i)(1)(g) Opinion and Consent of Gordon Dihle dated November 26, 2001 for all Series.2

      (j)   Consent of Independent Public Accountants.2

      (k)   Not Applicable.

      (l)   Subscription Agreement with Ranson.3

(m)(1)(a)   Shareholder Services Plan for The Kansas Municipal Fund.3

(m)(1)(b)   Shareholder Services Plan for The Nebraska Municipal Fund.3

(m)(1)(c)   Shareholder Services Plan for The Oklahoma Municipal Fund.3

      (n)   Not applicable.

      (p)   Code of Ethics. 1

1 Previously filed electronically as an exhibit to Registrant's Registration Statement on Form N-1A (File No. 33-36324) filed with the Securities and Exchange Commission on November 30, 2000, and incorporated by reference herein.

2    Filed herewith.

3 Incorporated by reference to post-effective amendment no. 43 filed on November 30, 1999 on Form N-1A for Registrant.

4 Incorporated by reference to post-effective amendment no. 30 filed on November 27, 1996 on Form N-1A for Registrant.

5 Incorporated by reference to post-effective amendment no. 25 filed on September 25, 1996 on Form N-1A for Registrant

Item 24.     Persons Controlled by or under Common Control with Registrant.

   To the best of Registrant's knowledge, as of November 15 2001, no person is either directly or indirectly controlled by or under common control with Registrant.

Item 25.     Indemnification.

   The following is a summary of the rights of indemnification set forth in the Agreement and Declaration of Trust of Registrant (see Exhibit 1). Article VIII of the Agreement and Declaration of Trust of Registrant provides generally that any person who is or has been a Trustee or officer of Registrant (including persons who serve at the request of Registrant as directors, Trustees, or officers of another organization and including persons who served as officers and directors of the Registrant) shall be indemnified by Registrant to the fullest extent permitted by law against liabilities and expenses reasonably incurred by such person in connection with any claim, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, or officer and against amounts incurred in settlement thereof. It is further provided in such Agreement and Declaration of Trust that no indemnification shall be provided in the event that it is determined that such person was engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or that such person did not act in good faith in the reasonable belief that his action was in the best interests of Registrant. In the event of a settlement or other disposition not involving a final determination of the foregoing matters by a court or other body, no indemnification shall be provided unless such determination is made by a vote of a majority of the Disinterested Trustees acting on the matter or a written opinion of independent legal counsel. The right to indemnification as so provided may be insured against by policies maintained by the Registrant and shall continue as to any person who has ceased to be a Trustee or officer of Registrant.

   Expenses of preparation and presentation of a defense by a person claiming indemnification may be advanced by Registrant provided generally that such person undertakes to repay any such advances if it is ultimately determined that he is not entitled to indemnification and provided that either such undertaking is secured by appropriate security or a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion determines that there is reason to believe that such person ultimately will be found entitled to indemnification.

   The Agreement and Declaration of Trust provides further that in the event that any shareholder or former shareholder shall be found to be personally liable solely by reason of his being a shareholder and not because of acts or omissions of such person, such shareholder shall be entitled, out of assets of the Registrant, to be indemnified against all loss and expense arising from such liability (provided there is no liability to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of shares or for losses suffered by reason of any changes in value of any of Registrant's assets).

   The Agreement and Declaration of Trust (Article IV, Section 2 (o)) provides specifically that the Trustees have the power to purchase and pay for insurance out of assets of Registrant as they deem necessary or appropriate for the conduct of its business including policies insuring shareholders, Trustees, officers, employees, agents, investment managers, principal underwriters, or independent contracts or Registrant against claims or liabilities arising by reason of such persons holding or having held any such office or position with Registrant or by reason of any action alleged to have been taken or omitted by such person in such office or position including any action taken or omitted that may be determined to constitute negligence whether or not the Registrant would have the power to indemnify such person against such liability.

   The provisions with respect to indemnification in the Agreement and Declaration of Trust of Registrant do not affect any rights of indemnification that persons other than those specifically covered may have whether under contract or otherwise under law.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of Registrant's Agreement and Declaration of Trust, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) as asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.     Business and Other Connections of Investment Adviser.

   The names of the directors and officers of the Manager and their businesses, professions, vocations, and employment during the past two fiscal years, either for their own account or as directors, officers, employees, partners or Trustees, are as follows:

                   (1)                               (2)                                                (3)
                                                                                              OTHER BUSINESS PROFESSION
            NAME AND PRINCIPAL                 AFFILIATION WITH                                      VOCATION OR
             BUSINESS ADDRESS                INVESTMENT ADVISER                                 EMPLOYMENT CONNECTION

Richard D. Olson                       Assistant Vice President-           Director and President, ND Holdings, Inc.
1 North Main                           Sales                               (since August 2001 and October 2001, respectively);
Minot, ND 58703                                                            Director, Magic Internet Services, Inc. (since
                                                                           October 1999); Director and Vice President-
                                                                           Operations, ARM Securities Corporation (since May
                                                                           2000); Director, North Dakota Investment Advisors,
                                                                           Inc. (October 2000 to August 2001); Director,
                                                                           Integrity Investment Advisors, Inc. (since
                                                                           October 2001)

Peter A. Quist                         Director, Vice President            Director and Vice President, ND Holdings, Inc.;
1 North Main                           and Secretary                       Director, Vice President and Secretary,
Minot, ND 58703                                                            ND Money Management, Inc., ND Capital, Inc., ND
                                                                           Resources, Inc., ND Tax-Free Fund, Inc., ND Insured
                                                                           Income Fund, Inc. (November 1990 to August 1999),
                                                                           Montana Tax-Free Fund, Inc., South Dakota Tax-Free
                                                                           Fund, Inc., Integrity Fund of Funds, Inc.,
                                                                           Integrity Small-Cap Fund of Funds, Inc.; Vice
                                                                           President and Secretary, Ranson Managed Portfolios;
                                                                           Director, ARM Securities Corporation (since May
                                                                           2000)

                                   -5-

                  (1)                               (2)                                                (3)
                                                                                              OTHER BUSINESS PROFESSION
            NAME AND PRINCIPAL                 AFFILIATION WITH                                      VOCATION OR
             BUSINESS ADDRESS                INVESTMENT ADVISER                                 EMPLOYMENT CONNECTION

Robert E. Walstad                      Director, President, CEO            Director and President (September 1987 to October
1 North Main                           and Treasurer                       2001), ND Holdings, Inc.; Director, President
Minot, ND 58703                                                            and Treasurer, ND Money Management, Inc., ND
                                                                           Capital, Inc., ND Resources, Inc., ND Tax-Free
                                                                           Fund, Inc., ND Insured Income Fund, Inc. (November
                                                                           1990 to August 1999), Montana Tax-Free Fund, Inc.,
                                                                           South Dakota Tax-Free Fund, Inc., Integrity Fund of
                                                                           Funds, Inc., and Integrity Small-Cap Fund of Funds,
                                                                           Inc.; Trustee, Chairman, President and Treasurer,
                                                                           Ranson Managed Portfolios; Director (since October
                                                                           1999), and President (October 1999 to October
                                                                           2001),  Magic Internet Services, Inc.; Director,
                                                                           President, CEO and Chairman, ARM Securities
                                                                           Corporation (since May 2000)

Item 27.     Principal Underwriters.

        (a) Ranson Capital Corporation acts solely as investment adviser and manager and principal underwriter for The Kansas Municipal Fund, The Kansas Insured Intermediate Fund, The Nebraska Municipal Fund, and The Oklahoma Municipal Fund, each a series of the Ranson Managed Portfolios.

        (b) The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 20.

                       RANSON CAPITAL CORPORATION

                (1)                                (2)                                        (3)
       NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH                    POSITIONS AND OFFICES
        BUSINESS ADDRESS               RANSON CAPITAL CORPORATION                       WITH REGISTRANT
Richard D. Olson                  Assistant Vice President-Sales                     None
1 North Main
Minot, ND  58703

Peter A. Quist                    Director, Vice President, and           Vice President and Secretary
1 North Main                      Secretary
Minot, ND  58703

Robert E. Walstad                 Director, President, CEO,               Trustee, Chairman, President,
1 North Main                      and Treasurer                           and Treasurer
Minot, ND  58703

       (c)   Not applicable.

Item 28.     Location of Accounts and Records.

   Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as Registrant's Custodian and will maintain all records related to that function. ND Resources, Inc. ("Resources"), serves as Registrant's transfer agent and maintains all records related to that function. Resources also serves as Registrant's accounting service agent and maintains all records related to that function. Ranson Capital Corporation serves as Registrant's investment adviser and Manager, as well as the Distributor and principal underwriter of its shares, and maintains all records related to those functions. Registrant maintains all of its corporate records. The address of Resources, Ranson Capital Corporation, and Registrant is 1 North Main, Minot, North Dakota 58703.

Item 29.     Management Services.

        Not applicable.

Item 30.     Undertakings.

        Not applicable.

                              SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment No. 45 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 26th day of November, 2001.

                                          RANSON MANAGED PORTFOLIOS



                                     By  /s/ Robert E. Walstad
                                             Robert E. Walstad
                                             President

   The undersigned each hereby constitutes and appoints Robert E. Walstad his attorney-in-fact and agent, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-36324 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A and Power of Attorney have been signed below by the following persons in the capacities indicated on November 26, 2001.

/s/ Lynn W. Aas                              *  Trustee
---------------------------------------------
Lynn W. Aas


/s/ Orlin W. Backes                          *  Trustee
---------------------------------------------
Orlin W. Backes


/s/ R. James Maxson                          *  Trustee
---------------------------------------------
R. James Maxson


/s/ Robert E. Walstad                        *  Trustee, Chairman of the Board,
---------------------------------------------
Robert E. Walstad                               President,  and Treasurer

Exhibit
Number                         Exhibit

      (g) Custodian Agreement between Registrant and Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody on behalf of all Series.

(i)(1)(g) Opinion and Consent of Gordon Dihle dated November 26, 2001 for all Series.

      (j)   Consent of Independent Public Accountants.